Putnam
High Yield
Trust


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

8-31-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

The following report covers Putnam High Yield Trust's 2001 fiscal year, which ended August 31, 2001 -- before the September 11 attacks on the World Trade Center and the Pentagon. Our thoughts are with the families of the people who lost their lives or were injured in those horrific events.

Throughout the crisis, Putnam professionals have remained focused on their responsibilities to the fund's shareholders. All systems have been kept fully operational and all phone lines fully staffed. And of course, Putnam's senior management team has been meeting regularly to formulate a global economic view and industry-specific perspectives, and to maintain careful oversight of your fund in light of the changing environment.

The important thing for investors to do is to remain focused and not to allow the near-term impact of this tragedy to cloud a long-term perspective. Given these events, we suggest consulting your financial advisor, who can help you make decisions that are appropriate for your long-term investment plan.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
October 16, 2001

REPORT FROM FUND MANAGEMENT

Rosemary H. Thomsen
and the Credit Team

After enduring a very difficult period at the end of 2000, the high-yield market rallied in January 2001 and posted improving returns through August 31, 2001 -- the end of Putnam High Yield Trust's fiscal year -- despite continued volatility brought on by the telecommunications sector. Throughout the year, your fund's management team worked hard to control the fund's risk exposure through careful credit analysis and diversification. Telecommunications investments had been cut back prior to the beginning of the fiscal year, and the overall credit quality of the portfolio had been increased. These moves left your fund well positioned to endure the challenges brought on through the year. The fund's performance also reflects the management team's ability to reduce the impact of problem credits in a high-default environment.

Total return for 12 months ended 8/31/01

      Class A          Class B          Class M
    NAV     POP      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
  -3.49%  -8.06%   -4.23%  -8.50%   -3.76%  -6.91%
-----------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* YEAR SAW A TALE OF TWO MARKETS

During your fund's fiscal year, the high-yield market's returns were sharply differentiated between those bonds issued by telecommunications companies and those issued by companies in other industries. In the second half of 2000, telecom firms started to suffer the consequences of rapidly shrinking available capital to fund their business plans. This difficulty further eroded investor sentiment toward the overall high-yield market, and it struggled into the new year. The Federal Reserve Board provided positive news early in January 2001, with a surprise cut in interest rates that helped resuscitate high-yield bonds throughout that month. While telecom bonds performed quite well in January due to renewed optimism, from February on they resumed their struggle, unable to overcome funding issues and a steady drumbeat of bankruptcy announcements. Meanwhile, the rest of the high-yield market managed to stabilize, helped by more cuts in short-term rates by the Fed. While high-yield bond prices tended to remain somewhat volatile, investors in these other industry sectors were able at least to garner the interest offered by these bonds without suffering from sharp drops in bond prices. On the whole, higher-quality bonds rated BB within defensive industries performed the best.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Communication
services                          12.3%

Basic materials                   10.5%

Cable television                   7.4%

Gaming                             6.7%

Financial                          5.9%

Footnote reads:
*Based on net assets as of 8/31/01. Holdings will vary over time.


* FUND POSITIONING AIDED PERFORMANCE

There were several keys to your management team_s approach in maneuvering the fund through a shaky credit environment. These included maintaining exposure to higher-quality credits, de-emphasizing the telecommunications sector, and diversifying the fund by holding smaller positions in many different securities. These moves were all made in the interest of risk control within an uncertain environment. Sector weightings remained relatively neutral in comparison to the fund's benchmark index -- a conservative positioning in a difficult environment -- while we focused a great deal on security selection within sectors. Areas that drew our attention included some health-care issuers and more cyclical areas that had fallen in price and should benefit from an uptick in growth. Our decision to reduce telecom softened performance somewhat in January, when that sector rallied, but overall proved to be a prudent move. By holding smaller positions in individual bonds, we looked to reduce the negative effects brought on by the challenging economic climate.

Among the investments that helped fund performance were companies that were involved with merger and acquisition activity. Our holdings in Intermedia and Voicestream enjoyed significant appreciation, having been upgraded to investment grade following their purchases by WorldCom and Deutsche Telekom, respectively. Our investment in Citadel Communications, a radio-broadcasting group, also proved profitable; we tendered the fund's position after the company was acquired during the period. We've found the radio industry to be attractive due to considerable consolidation in an industry that tends to be more insulated than television to the vagaries of the economy. That said, we've been drawn to Paxson Communications, a firm that owns a number of television stations including the Pax Network, which is closely allied to NBC. We believe Paxson's potential lies in the value of its stations and further development of its relationship with NBC. While these holdings, along with others discussed in this report, were viewed favorably at the end of the period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

"Since high-yield bonds tend to recover before the overall economy, we believe that the high-yield market could rally before we see meaningful evidence of a recovery."

-- Rosemary Thomsen, portfolio manager, Putnam High Yield Trust


Each period also brings with it some performance disappointments, and this fiscal year was no exception. ICG Communica tions, a telecommunications company, went bankrupt after Liberty Media, a high-profile investment group, backed away from its plans to support the firm. In addition, Equinix, a Web-hosting firm that had fared well during the dot-com build-out, suffered from sharply reduced demand for the company's services. This is a high-fixed-cost business, and the company hasn't witnessed the kind of growth it needs to sustain itself. Investors have become concerned that the firm will run out of money. Both securities remain in the fund at this time.

* OPTIMISTIC OUTLOOK HASN'T CHANGED

As fiscal 2001 drew to a close, we were positive about the prospects for the high-yield market. The yield curve -- a representation of the difference between yields offered by short- and long-term bonds -- remains steep, typically a good sign for corporate bonds. In addition, the recent tax rebate was expected to offer a solid fiscal stimulus. Even though the current economic downturn may be more profound than many expected earlier in the year, it appeared we were witnessing a classic business cycle. Then came the terrorist attacks of September 11, 2001.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Echostar Broadband Corp.
Senior notes 1038s, 2007
Cable television

PSF Holdings LLC
Class A
Food

Paxson Communications Corp.
13.25% cum. pfd.
Broadcasting

CSC Holdings, Inc.
Series M, $11.125 cum. pfd.
Cable television

Allied Waste Industries, Inc.
Company guaranty Ser. B, 10s, 2009
Commercial and consumer services

Voicestream Wireless Corp.
Senior notes 1038s, 2009
Communication services

Trump Castle Funding, Inc.
Sub. notes 1014s, 2003
Gaming

Nextel Communications, Inc.
Senior notes 9 12s, 2011
Communication services

Finova Group, Inc.
Notes 712s, 2009
Financial

York Power Funding
144A notes 12s, 2007 (Cayman Islands)
Utilities

Footnote reads:
These holdings represent 8.2 % of the fund's net assets as of 8/31/01. Portfolio holdings will vary over time.


While it is far too early to assess the full impact of the tragedies on the economy and on securities markets, we do not, at this point, expect a sustained decline in the capital markets. While the situation remains fragile, the markets should benefit from unprecedented monetary and fiscal stimuli. The Fed quickly moved to cut short-term rates on September 17, and appears poised to continue pumping liquidity into the system. The government has already approved increased spending to deal with the ramifications of these events, a development that should also prove to be a stimulant to growth. Because of this improved liquidity and the high-yield market's tendency to recover before the overall economy, we believe that high-yield bonds could rally before we see meaningful evidence of an economic recovery. As of late August, we had seen some positive signs, with many pockets of the market having done quite well in spite of a higher default rate. Issuance had picked up once again and investor demand for high-yield bonds had been rekindled. We feel that once the excesses in the market brought on by difficulties in the telecom sector have run their course, and once the initial aftershocks of September 11 have passed, high-yield bonds should once again offer investors fertile ground for high income and capital appreciation potential.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 8/31/01, there is no guarantee the fund will continue to hold these securities in the future. The lower credit ratings of high-yield bonds reflect a greater possibility that adverse changes in the economy or poor performance by the issuers of these bonds may affect the issuer's ability to pay principal and interest.


NEWS FROM THE TRUSTEES

In July 2001, we welcomed Charles B. Curtis to Putnam's Board of Trustees. He brings an impressive list of credentials that include several key positions in Washington and directorships in education and energy-related industries. We look forward to the contributions Charles will make to the continued success of the Putnam funds.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam High Yield Trust is designed for investors seeking high current income through a diversified portfolio of high-yielding lower-rated corporate bonds, with a secondary objective of capital growth when consistent with high current income.


TOTAL RETURN FOR PERIODS ENDED 8/31/01

                        Class A            Class B           Class M
(inception dates)      (2/14/78)           (3/1/93)          (7/3/95)
                     NAV      POP         NAV   CDSC         NAV    POP
--------------------------------------------------------------------------
1 year              -3.49%   -8.06%      -4.23% -8.50%      -3.76% -6.91%
--------------------------------------------------------------------------
5 years             13.55     8.19        9.51   8.17       12.21   8.54
Annual average       2.57     1.59        1.83   1.58        2.33   1.65
--------------------------------------------------------------------------
10 years           105.67    95.83       91.05  91.05      100.70  94.21
Annual average       7.48     6.95        6.69   6.69        7.21   6.86
--------------------------------------------------------------------------
Annual average
(life of fund)       9.22     8.99        8.26   8.26        8.81   8.65
--------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 8/31/01

                         Credit Suisse First Boston        Consumer
                             High Yield Index*            price index
--------------------------------------------------------------------------
1 year                             0.53%                     2.78%
--------------------------------------------------------------------------
5 years                           25.87                     12.84
Annual average                     4.71                      2.45
--------------------------------------------------------------------------
10 years                         130.48                     29.94
Annual average                     8.71                      2.65
--------------------------------------------------------------------------
Annual average
(life of fund)                       --                      4.53
--------------------------------------------------------------------------

*This index began operations on 12/31/82.

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 8/31/91

                                      Credit Suisse
                                       First Boston
                Fund's class A          High Yield          Consumer price
Date             shares at POP            Index                 index

8/31/91             9,425                10,000                10,000
8/31/92            11,950                12,241                10,315
8/31/93            13,683                14,172                10,600
8/31/94            14,019                14,684                10,908
8/31/95            15,527                16,624                11,201
8/31/96            17,247                18,311                11,515
8/31/97            20,109                21,136                11,772
8/31/98            19,757                21,444                11,969
8/31/99            20,104                22,461                12,240
8/31/00            20,292                22,926                12,643
8/31/01           $19,583               $23,048               $12,994

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $19,105 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $20,070 ($19,421 at public offering price).


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 8/31/01

                                Class A         Class B         Class M
---------------------------------------------------------------------------
Distributions (number)            12              12              12
---------------------------------------------------------------------------
Income                         $0.9989         $0.9349         $0.9757
---------------------------------------------------------------------------
Capital gains                     --              --              --
---------------------------------------------------------------------------
Return of capital 1             0.0331          0.0331          0.0323
---------------------------------------------------------------------------
  Total                        $1.0320         $0.9680         $1.0080
---------------------------------------------------------------------------
Share value:                 NAV     POP         NAV         NAV     POP
---------------------------------------------------------------------------
8/31/00                     $9.47   $9.94       $9.44       $9.47   $9.79
---------------------------------------------------------------------------
8/31/01                      8.10    8.50        8.07        8.10    8.37
---------------------------------------------------------------------------
Current return (end of period)
---------------------------------------------------------------------------
Current dividend rate 2     12.00%  11.44%      11.30%      11.70%  11.33%
---------------------------------------------------------------------------
Current 30-day SEC yield 3  10.68   10.17        9.84       10.39   10.05
---------------------------------------------------------------------------

1 See page 51.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Based only on investment income, calculated using SEC guidelines.


TOTAL RETURN FOR PERIODS ENDED 9/30/01 (most recent calendar quarter)

                        Class A           Class B            Class M
(inception dates)      (2/14/78)         (3/1/93)            (7/3/95)
                      NAV     POP       NAV    CDSC         NAV    POP
----------------------------------------------------------------------------
1 year              -7.79%  -12.15%   -8.39%  -12.47%     -7.93%  -10.91%
----------------------------------------------------------------------------
5 years              3.93    -1.02     0.33    -0.89       2.75    -0.61
Annual average       0.77    -0.20     0.07    -0.18       0.54    -0.12
----------------------------------------------------------------------------
10 years            90.99    81.90    77.48    77.48      86.56    80.56
Annual average       6.68     6.17     5.90     5.90       6.43     6.09
----------------------------------------------------------------------------
Annual average
(life of fund)       8.92     8.69     7.97     7.97       8.52     8.37
----------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

The Credit Suisse First Boston High Yield Index is a market-weighted index including publicly traded bonds having a rating below BBB by Standard & Poor's and Baa by Moody's. It assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees
Putnam High Yield Trust

We have audited the accompanying statement of assets and liabilities of Putnam High Yield Trust, including the fund's portfolio, as of August 31, 2001, and the related statement of operations for the year then ended, statements of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for each of the years or periods in the three-year period ended August 31, 1999 were audited by other auditors whose report dated October 12, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam High Yield Trust as of August 31, 2001, the results of its operations, changes in its net assets and financial highlights for each of the years described above in conformity with accounting principles generally accepted in the United States of
America.
                                                  KPMG   LLP
Boston, Massachusetts
October 3, 2001



THE FUND'S PORTFOLIO
August 31, 2001

CORPORATE BONDS AND NOTES (83.7%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
Basic Materials (10.5%)
-------------------------------------------------------------------------------------------------------------------
$         4,455,000 AEP Industries, Inc. sr. sub. notes 9 7/8s, 2007                                 $    4,321,350
          3,280,000 Acetex Corp. 144A sr. notes 10 7/8s, 2009 (Canada)                                    3,362,000
          1,420,000 Airgas, Inc. 144A sr. sub. notes 9 1/8s, 2011                                         1,469,700
            110,000 AK Steel Corp. company guaranty 7 7/8s, 2009                                            107,250
          1,010,000 AK Steel Corp. sr. notes 9 1/8s, 2006                                                 1,037,775
          7,036,702 Alabama River Newsprint bank term loan FRN 7 1/2s,
                    2005 (acquired various dates from 4/14/98 to 4/30/98,
                    cost $6,310,444) (RES)                                                                6,614,500
          8,655,000 APP China Group Ltd. 144A sr. disc. notes 14s, 2010
                    (Bermuda) (In default) (NON)                                                            497,663
         11,375,000 APP Finance II Mauritius, Ltd. bonds stepped-coupon
                    zero % (12s, 2/15/04), 2049 (Indonesia) (In default) (NON) (STP)                        227,500
          3,720,000 Applied Extrusion Technologies, Inc. 144A sr. notes
                    10 3/4s, 2011                                                                         3,896,700
          3,140,000 Armco, Inc. sr. notes 8 7/8s, 2008                                                    3,045,800
          8,930,000 Better Minerals & Aggregates Co. company guaranty 13s, 2009                           7,501,200
          2,320,000 Centaur Mining & Exploration company guaranty 11s, 2007
                    (Australia) (In default) (NON)                                                          232,000
            730,000 Cp Kelco bank term loan FRN Ser. B, 10.31s, 2008
                    (acquired 10/18/00, cost $736,352) (Denmark) (RES)                                      687,417
          2,855,000 Cp Kelco bank term loan FRN Ser. C, 10.06s, 2008
                    (acquired 10/18/00, cost $2,881,765) (Denmark) (RES)                                  2,686,078
          1,230,000 Doe Run Resources Corp. company guaranty Ser. B,
                    11 1/4s, 2005                                                                           492,000
            600,000 Doe Run Resources Corp. company guaranty Ser. B(*),
                    11 1/4s, 2005                                                                           288,000
          1,410,000 Doe Run Resources Corp. company guaranty FRN
                    Ser. B, 9.38s, 2003                                                                     564,000
          4,254,000 Doman Industries, Ltd. sr. notes 8 3/4s, 2004 (Canada)                                2,127,000
          8,490,000 Equistar Chemicals LP/Equistar Funding Corp. 144A
                    sr. notes 10 1/8s, 2008                                                               8,604,700
          3,350,000 Fibermark, Inc. 144A sr. notes 10 3/4s, 2011                                          3,266,250
          5,090,000 Four M Corp. sr. notes Ser. B, 12s, 2006                                              4,988,200
            560,000 Gaylord Container Corp. sr. notes Ser. B, 9 3/4s, 2007                                  392,000
          2,525,000 Gaylord Container Corp. sr. notes Ser. B, 9 3/8s, 2007                                1,767,500
          4,885,000 Gaylord Container Corp. sr. sub. notes 9 7/8s, 2008                                   1,367,800
          2,180,000 Geo Specialty Chemicals, Inc. sr. sub. notes 10 1/8s, 2008                            2,049,200
            780,000 Georgia Gulf Corp. company guaranty 10 3/8s, 2007                                       811,200
          1,190,000 Georgia-Pacific Group notes 8 1/8s, 2011                                              1,243,693
          6,875,000 Hercules, Inc. 144A company guaranty 11 1/8s, 2007                                    6,909,375
          5,660,000 Hollinger Participation Trust 144A sr. notes 12 1/8s,
                    2010 (Canada)                                                                         4,895,900
          9,500,000 Huntsman ICI Chemicals, Inc. company guaranty 10 1/8s, 2009                           9,120,000
            400,000 Huntsman ICI Holdings sr. disc. notes zero %, 2009                                      112,000
          3,750,000 IMC Global, Inc. 144A sr. notes 10 7/8s, 2008                                         3,873,263
          6,880,000 ISP Chemco, Inc. 144A sr. sub. notes 10 1/4s, 2011                                    6,880,000
          1,110,000 ISP Holdings, Inc. sr. notes Ser. B, 9s, 2003                                         1,104,450
          2,930,000 Kaiser Aluminum & Chemical Corp. sr. notes 9 7/8s, 2002                               2,871,400
            150,000 Kaiser Aluminum & Chemical Corp. sr. notes Ser. B,
                    10 7/8s, 2006                                                                           141,000
          4,500,000 Kaiser Aluminum & Chemical Corp. sr. sub. notes
                    12 3/4s, 2003                                                                         3,735,000
          6,860,000 LTV Corp. (The) company guaranty 11 3/4s,
                    2009 (In default) (NON)                                                                 240,100
          3,980,000 LTV Corp. (The) 144A company guaranty 8.2s,
                    2007 (In default) (NON)                                                                 119,400
          3,140,000 Lyondell Petrochemical Co. notes Ser. A, 9 5/8s, 2007                                 3,179,250
          9,225,000 Lyondell Petrochemical Co. sec. notes Ser. B, 9 7/8s, 2007                            9,317,250
            347,000 Lyondell Petrochemical Co. sr. sub. notes 10 7/8s, 2009                                 342,663
          3,140,000 Millenium America, Inc. 144A sr. notes 9 1/4s, 2008                                   3,202,800
          2,220,000 National Steel Corp. 1st mtge. Ser. D, 9 7/8s, 2009                                     999,000
             60,000 Norske Skog Canada, Ltd. 144A sr. notes 8 5/8s,
                    2011 (Canada)                                                                            61,500
          1,950,000 Noveon, Inc. company guaranty Ser. B, 11s, 2011                                       1,998,750
          1,587,000 Oregon Steel Mills 1st mtge. 11s, 2003                                                1,515,585
          1,880,000 Owens-Illinois, Inc. deb. 7.8s, 2018                                                  1,353,600
          4,785,000 Owens-Illinois, Inc. sr. notes 7.15s, 2005                                            3,971,550
            500,000 P & L Coal Holdings Corp. company guaranty Ser. B,
                    9 5/8s, 2008                                                                            532,500
          4,690,000 Pacifica Papers, Inc. sr. notes 10s, 2009 (Canada)                                    5,018,300
         11,310,000 PCI Chemicals & Pharmaceuticals company guaranty
                    9 1/4s, 2007 (Canada) (In default) (NON)                                              5,655,000
          3,115,000 Pindo Deli Finance Mauritius, Ltd. company guaranty
                    10 3/4s, 2007 (Indonesia) (In default) (NON)                                            311,500
          1,426,818 Pioneer Americas Acquisition bank term loan 7 3/4s,
                    2006 (acquired 6/12/97, cost $1,426,818) (RES)                                          442,314
          6,675,000 Pioneer Americas Acquisition company guaranty 9 1/4s,
                    2007 (In default) (NON)                                                               2,136,000
          2,409,639 Pioneer Canada bank term loan FRN 8.815s, 2006
                    (acquired 10/31/97, cost $2,402,388) (RES)                                            1,156,627
          2,310,000 Pliant Corp. company guaranty 13s, 2010                                               2,009,700
          3,490,000 Polymer Group, Inc. company guaranty Ser. B, 9s, 2007                                 1,902,050
          2,340,000 Polymer Group, Inc. company guaranty Ser. B, 8 3/4s, 2008                             1,205,100
          2,700,000 Potlatch Corp. 144A sr. sub. notes 10s, 2011                                          2,805,786
          3,390,000 Repap New Brunswick sec'd notes 11 1/2s, 2004 (Canada)                                3,856,125
          5,310,000 Riverwood International Corp. company guaranty
                    10 7/8s, 2008                                                                         5,230,350
          4,990,000 Riverwood International Corp. company guaranty
                    10 5/8s, 2007                                                                         5,189,600
          4,050,000 Royster-Clark, Inc. 1st mtge. 10 1/4s, 2009                                           2,835,000
          7,140,000 Sterling Chemicals Holdings sr. disc. notes 13 1/2s,
                    2008 (In default) (NON)                                                                 348,075
          4,560,000 Sterling Chemicals, Inc. company guaranty Ser. B, 12 3/8s,
                    2006 (In default) (NON)                                                               3,716,400
            192,234 Stone Container Corp. bank term loan FRN Ser. G, 10.23s,
                    2006 (acquired 7/17/00, cost $192,234) (RES)                                            192,186
          4,550,000 Stone Container Corp. sr. notes 12.58s, 2016                                          4,720,625
          5,590,000 Stone Container Corp. sr. notes 9 3/4s, 2011                                          5,827,575
          2,238,000 Stone Container Corp. sr. notes 9 1/4s, 2008                                          2,327,520
          4,690,000 Tembec Industries, Inc. company guaranty 8 5/8s,
                    2009 (Canada)                                                                         4,854,150
          1,255,000 Texas Petrochemical Corp. sr. sub. notes Ser. B, 11 1/8s, 2006                        1,105,969
          4,410,000 WCI Steel, Inc. sr. notes Ser. B, 10s, 2004                                           3,307,500
            430,000 Weirton Steel Co. 144A sr. notes 10 3/4s, 2005                                           94,600
          2,885,000 Wheeling-Pittsburgh Steel Corp. sr. notes 9 1/4s,
                    2007 (In default) (NON)                                                                  86,550
          2,200,000 WHX Corp. sr. notes 10 1/2s, 2005                                                       979,000
                                                                                                      -------------
                                                                                                        197,438,414

Broadcasting (3.1%)
-------------------------------------------------------------------------------------------------------------------
          4,950,000 Acme Television company guaranty 10 7/8s, 2004                                        4,727,250
             30,000 Allbritton Communications Co. sr. sub. notes Ser. B,
                    8 7/8s, 2008                                                                             30,300
             29,600 AMFM Operating, Inc. deb. 12 5/8s, 2006 (PIK)                                            32,856
            338,956 Australis Media, Ltd. sr. disc. notes 15 3/4s, 2003
                    (Australia) (In default) (NON) (PIK)                                                         34
          3,711,000 Benedek Communications Corp. sr. disc. notes 13 1/4s, 2006                            2,115,270
          2,500,000 British Sky Broadcasting PLC company guaranty 8.2s, 2009
                    (United Kingdom)                                                                      2,582,700
          2,840,000 British Sky Broadcasting PLC company guaranty 6 7/8s,
                    2009 (United Kingdom)                                                                 2,719,584
          2,060,000 CD Radio, Inc. sec. notes 14 1/2s, 2009                                               1,024,850
          3,800,000 Central European Media Enterprises, Ltd. sr. notes 9 3/8s,
                    2004 (Bermuda) (In default) (NON)                                                       722,000
          3,310,000 Chancellor Media Corp. company guaranty 8s, 2008                                      3,475,500
            323,274 Direct Sat 1 144A notes 8 1/4s, 2001                                                    323,274
            890,597 Emmis Communications Corp. bank term loan FRN 9.246s,
                    2009 (acquired 1/2/01, cost $889,261) (RES)                                             891,392
          2,100,000 Emmis Communications Corp. sr. disc. notes stepped-coupon
                    zero % (12 1/2s, 3/15/06), 2011 (STP)                                                 1,270,500
          3,430,000 Fox Family Worldwide, Inc. sr. disc. notes stepped-coupon
                    zero % (10 1/4s, 11/1/02), 2007 (STP)                                                 3,374,263
          5,185,000 Fox Family Worldwide, Inc. sr. notes 9 1/4s, 2007                                     5,625,725
          1,960,000 Fox/Liberty Networks, LLC sr. notes 8 7/8s, 2007                                      2,067,800
          1,460,000 Granite Broadcasting Corp. sr. sub. notes 9 3/8s, 2005                                1,051,200
            240,000 Granite Broadcasting Corp. sr. sub. notes 8 7/8s, 2008                                  172,800
          2,480,000 LIN Holdings Corp. sr. disc. notes stepped-coupon zero %
                    (10s, 3/1/03), 2008 (STP)                                                             2,008,800
          2,190,000 LIN Holdings Corp. 144A sr. disc. notes stepped-coupon
                    zero % (10s, 3/1/03), 2008 (STP)                                                      1,598,700
          3,100,000 LIN Television Corp. company guaranty 8 3/8s, 2008                                    2,960,500
            960,000 News America, Inc. sr. notes 6 5/8s, 2008                                               962,938
          9,789,900 Quorum Broadcast Holdings, LLC notes stepped-coupon zero % (15s, 5/15/06), 2009 (acquired 5/15/01,
                    cost $3,890,178) (RES) (STP)                                                          3,890,506
          1,770,000 Radio One, Inc. 144A sr. sub. notes 8 7/8s, 2011                                      1,818,675
          3,339,000 Sinclair Broadcast Group, Inc. company guaranty 9s, 2007                              3,238,830
          1,840,000 Sinclair Broadcast Group, Inc. sr. sub. notes 8 3/4s, 2007                            1,766,400
          1,780,000 TeleWest Communications PLC Structured Notes 10 7/8s
                    (issued by DLJ International Capital) 2005 (Cayman Islands)                           1,443,580
          3,570,000 XM Satellite Radio Holdings, Inc. sec. notes 14s, 2010                                2,213,400
          5,425,000 Young Broadcasting, Inc. 144A sr. sub. notes 10s, 2011                                5,099,500
                                                                                                      -------------
                                                                                                         59,209,127

Building Materials (1.0%)
-------------------------------------------------------------------------------------------------------------------
          5,886,000 American Standard Companies, Inc. company guaranty
                    7 3/8s, 2005                                                                          6,003,720
          1,460,000 Atrium Companies, Inc. company guaranty Ser. B,
                    10 1/2s, 2009                                                                         1,350,500
          1,700,000 Building Materials Corp. company guaranty 8s, 2008                                    1,122,000
          4,950,000 Dayton Superior Corp. company guaranty 13s, 2009                                      4,987,125
            510,000 Louisiana-Pacific Corp. sr. sub. notes 10 7/8s, 2008                                    515,100
          1,110,000 NCI Building Systems, Inc. sr. sub. notes Ser. B, 9 1/4s, 2009                        1,043,400
          1,810,000 Nortek, Inc. sr. notes Ser. B, 8 7/8s, 2008                                           1,782,850
            250,000 Nortek, Inc. sr. sub. notes Ser. B, 9 7/8s, 2011                                        247,500
            970,000 Nortek, Inc. 144A sr. notes Ser. B, 9 1/8s, 2007                                        970,000
          1,820,000 Owens Corning bonds 7 1/2s, 2018 (In default) (NON)                                     618,800
          1,000,000 Owens Corning notes 7s, 2009 (In default) (NON)                                         340,000
                                                                                                      -------------
                                                                                                         18,980,995

Cable Television (6.3%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Adelphia Communications Structured Notes 10.9s
                    (issued by UBS AG) 2006                                                               2,985,000
          1,920,000 Adelphia Communications Corp. sr. notes 10 7/8s, 2010                                 1,948,800
          5,520,000 Adelphia Communications Corp. sr. notes 10 1/4s, 2011                                 5,382,000
          1,250,000 Adelphia Communications Corp. sr. notes 7 7/8s, 2009                                  1,106,250
          7,455,000 Adelphia Communications Corp. sr. notes Ser. B, 9 7/8s, 2007                          7,194,075
          1,490,000 Adelphia Communications Corp. sr. notes Ser. B, 8 3/8s, 2008                          1,363,350
          1,320,000 Adelphia Communications Corp. sr. notes Ser. B, 7 3/4s, 2009                          1,158,300
            773,000 Century Communications Corp. sr. notes 8 7/8s, 2007                                     730,485
          1,600,000 Century Communications Corp. sr. notes 8 3/8s, 2007                                   1,472,000
          3,260,000 Charter Communications Holdings, LLC sr. disc. notes
                    zero %, 2011                                                                          2,053,800
          8,630,000 Charter Communications Holdings, LLC sr. notes
                    11 1/8s, 2011                                                                         9,298,825
            910,000 Charter Communications Holdings, LLC sr. notes
                    10 3/4s, 2009                                                                           978,250
          9,800,000 Charter Communications Holdings, LLC sr. notes
                    8 5/8s, 2009                                                                          9,506,000
          8,040,000 Charter Communications Holdings, LLC 144A sr. disc. notes
                    stepped-coupon zero % (11 3/4s, 5/15/06), 2011 (STP)                                  4,783,800
          4,540,000 CSC Holdings, Inc. sr. sub. deb. 9 7/8s, 2013                                         4,823,750
          1,165,000 Diamond Cable Communication Co. sr. disc. notes
                    11 3/4s, 2005 (United Kingdom)                                                          639,294
          6,705,000 Diamond Cable Communication PLC sr. disc. notes
                    stepped-coupon zero % (10 3/4s, 2/15/02), 2007
                    (United Kingdom) (STP)                                                                2,950,200
          5,468,000 Diva Systems Corp. sr. disc. notes stepped-coupon Ser. B,
                    zero % (12 5/8s, 3/1/03), 2008 (STP)                                                    779,190
         20,390,000 Echostar Broadband Corp. sr. notes 10 3/8s, 2007                                     21,434,988
          4,090,000 Insight Communications Company, Inc. 144A sr. disc. notes
                    zero %, 2011                                                                          2,413,100
          5,650,000 Insight Midwest LP/Insight Capital, Inc. 144A sr. notes
                    10 1/2s, 2010                                                                         6,045,500
          3,990,000 International Cabletel, Inc. sr. disc. notes 11 1/2s, 2006                            2,453,850
            345,000 Knology Holdings, Inc. sr. disc. notes stepped-coupon zero %
                    (11 7/8s, 10/15/02), 2007 (STP)                                                         117,300
         10,325,000 NTL Communications Corp. sr. notes Ser. B, 11 7/8s, 2010                              6,040,125
          8,680,000 NTL Communications Corp. sr. notes Ser. B, 11 1/2s, 2008                              5,034,400
          2,060,000 NTL Communications Corp. sr. notes stepped-coupon
                    Ser. B, zero % (12 3/8s, 10/1/03), 2008 (STP)                                           824,000
            150,000 ONO Finance PLC sr. notes 14s, 2011 (United Kingdom)                                    111,000
          2,540,000 ONO Finance PLC sr. notes 13s, 2009 (United Kingdom)                                  1,828,800
             45,000 Pegasus Communications Corp. sr. notes 12 1/2s, 2007                                     45,450
          4,055,000 Pegasus Satellite sr. notes 12 3/8s, 2006                                             3,892,800
            830,000 RCN Corp. sr. disc. notes stepped-coupon zero %
                    (11 1/8s, 10/15/02), 2007 (STP)                                                         215,800
          1,840,000 RCN Corp. sr. disc. notes stepped-coupon Ser. B, zero %
                    (9.8s, 2/15/03), 2008 (STP)                                                             441,600
          3,830,000 RCN Corp. sr. notes 10 1/8s, 2010                                                     1,455,400
            930,000 Rogers Cablesystems, Ltd. deb. 10 1/8s, 2012 (Canada)                                   981,150
            720,000 Rogers Cablesystems, Ltd. notes 11s, 2015 (Canada)                                      795,600
          7,850,000 Supercanal Holdings S.A. 144A sr. notes 11 1/2s, 2005
                    (Argentina) (In default) (NON)                                                          785,000
          1,410,000 TeleWest Communications PLC deb. 11s, 2007
                    (United Kingdom)                                                                      1,113,900
            230,000 TeleWest Communications PLC deb. 9 5/8s, 2006
                    (United Kingdom)                                                                        178,250
          7,260,000 United Pan-Europe NV sr. disc. notes 12 1/2s, 2009
                    (Netherlands)                                                                           980,100
         12,195,000 United Pan-Europe NV sr. disc. notes stepped-coupon zero %
                    (13 3/4s, 2/1/05), 2010 (Netherlands) (STP)                                           1,463,400
          2,040,000 United Pan-Europe NV sr. disc. notes stepped-coupon zero %
                    (12 1/2s, 8/1/04), 2009 (Netherlands) (STP)                                             265,200
            280,000 United Pan-Europe NV sr. notes Ser. B, 10 7/8s, 2007
                    (Netherlands)                                                                            82,600
          3,740,000 United Pan-Europe NV 144A bonds 10 7/8s, 2009
                    (Netherlands)                                                                         1,009,800
                                                                                                      -------------
                                                                                                        119,162,482

Capital Goods (4.2%)
-------------------------------------------------------------------------------------------------------------------
          2,960,000 Argo-Tech Corp. company guaranty Ser. D, 8 5/8s, 2007                                 2,590,000
          6,030,000 Argo-Tech Corp. 144A company guaranty 8 5/8s, 2007                                    5,276,250
          1,475,000 BE Aerospace, Inc. sr. sub. notes 9 1/2s, 2008                                        1,493,438
          3,990,000 BE Aerospace, Inc. sr. sub. notes Ser. B, 8s, 2008                                    3,830,400
         10,430,000 Blount, Inc. company guaranty 13s, 2009                                               4,797,800
          1,024,000 Browning-Ferris deb. 7.4s, 2035                                                         860,160
            420,000 Case Corp. notes 7 1/4s, 2016                                                           325,500
          1,170,000 Case Corp. notes 7 1/4s, 2005                                                         1,029,600
          6,430,000 Decrane Aircraft Holdings Co. company guaranty Ser. B,
                    12s, 2008                                                                             6,108,500
          2,944,653 Flowserve Corp. bank term loan FRN 9.463s, 2006
                    (acquired various dates from 7/27/00 to 12/01/00,
                    cost $2,946,403) (RES)                                                                2,952,015
          6,090,000 Flowserve Corp. company guaranty 12 1/4s, 2010                                        6,455,400
         14,881,996 Grove Investors LLC notes 14 1/2s, 2010 (PIK)                                            74,410
          7,540,000 Insilco Holding Co. sr. disc. notes stepped-coupon zero %
                    (14s, 8/15/03), 2008 (STP)                                                            1,885,000
          2,380,000 L-3 Communications Corp. company guaranty Ser. B, 8s, 2008                            2,380,000
          1,600,000 L-3 Communications Corp. sr. sub. notes 8 1/2s, 2008                                  1,632,000
            840,000 L-3 Communications Corp. sr. sub. notes Ser. B, 10 3/8s, 2007                           894,600
          2,100,000 Moog, Inc. sr. sub. notes Ser. B, 10s, 2006                                           2,173,500
          6,490,000 Motors and Gears, Inc. sr. notes Ser. D, 10 3/4s, 2006                                6,360,200
            620,000 Radnor Holdings, Inc. sr. notes 10s, 2003                                               496,000
          3,665,000 Roller Bearing Co. company guaranty Ser. B, 9 5/8s, 2007                              3,335,150
          2,860,000 Sequa Corp. sr. notes 9s, 2009                                                        2,888,600
          5,950,000 Sequa Corp. sr. notes Ser. B, 8 7/8s, 2008                                            6,009,500
          7,020,000 Tekni-Plex, Inc. company guaranty Ser. B, 12 3/4s, 2010                               6,247,800
          1,940,000 Terex Corp. company guaranty 8 7/8s, 2008                                             1,862,400
          2,330,000 U.S. Can Corp. company guaranty Ser. B, 12 3/8s, 2010                                 2,260,100
          2,340,000 Xerox Cap Europe PLC company guaranty 5 7/8s, 2004
                    (United Kingdom)                                                                      1,977,300
          2,210,000 Xerox Credit Corp. sr. notes 6.1s, 2003                                               1,928,225
                                                                                                      -------------
                                                                                                         78,123,848

Commercial and Consumer Services (1.8%)
-------------------------------------------------------------------------------------------------------------------
         15,850,000 Allied Waste Industries, Inc. company guaranty Ser. B,
                    10s, 2009                                                                            16,543,438
          7,840,000 Allied Waste Industries, Inc. company guaranty Ser. B,
                    7 5/8s, 2006                                                                          7,859,600
          5,940,000 Coinmach Corp. sr. notes Ser. D, 11 3/4s, 2005                                        6,118,200
          4,460,000 Morrison Knudsen Corp. 144A sr. notes 11s, 2010
                    (In default) (NON)                                                                      713,600
            400,000 Pierce Leahy, Inc. company guaranty 8 1/8s, 2008 (Canada)                               398,000
          1,010,000 Travel Centers of America notes 12 3/4s, 2009                                         1,032,725
          1,510,000 United Rentals (North America), Inc. 144A company
                    guaranty 10 3/4s, 2008                                                                1,608,150
                                                                                                      -------------
                                                                                                         34,273,713

Communication Services (10.9%)
-------------------------------------------------------------------------------------------------------------------
          5,540,000 360Networks, Inc. sr. notes 13s, 2008 (Canada) (In default) (NON)                        55,400
            970,000 Airgate PCS, Inc. sr. sub. notes stepped-coupon zero %
                    (13 1/2s, 10/1/04), 2009 (STP)                                                          659,600
            580,000 Alamosa Delaware, Inc. company guaranty 12 1/2s, 2011                                   552,450
          2,650,000 Alamosa Delaware, Inc. 144A sr. notes 13 5/8s, 2011                                   2,603,625
          1,670,000 Alamosa PCS Holdings, Inc. company guaranty stepped-
                    coupon zero % (12 7/8s, 2/15/05), 2010 (STP)                                            860,050
          4,320,000 American Cellular Corp. company guaranty 9 1/2s, 2009                                 3,985,200
          1,490,000 American Tower Corp. sr. notes 9 3/8s, 2009                                           1,381,975
            660,000 Arch Communications, Inc. sr. notes 13 3/4s, 2008
                    (In default) (NON)                                                                        6,600
            350,000 Arch Communications, Inc. sr. notes 13s, 2007 (In default) (NON)                          3,500
          2,735,000 Asia Global Crossing, Ltd. sr. notes 13 3/8s, 2010 (Bermuda)                          1,859,800
          4,640,000 Birch Telecommunications, Inc. sr. notes 14s, 2008                                    1,856,000
          2,135,000 BTI Telecom Corp. sr. notes 10 1/2s, 2007                                               400,313
          4,610,000 Call-Net Enterprises, Inc. sr. notes 8s, 2008 (Canada)                                1,452,150
          2,935,000 Celcaribe S.A. sr. notes stepped-coupon zero %
                    (13 1/2s, 3/15/04), 2004 (Colombia) (STP)                                             1,761,000
          3,940,000 Colo.com, Inc. 144A sr. notes 13 7/8s, 2010 (In default) (NON)                          630,400
          9,945,000 Covad Communications Group, Inc. sr. disc. notes stepped-
                    coupon Ser. B, zero % (13 1/2s, 3/15/03), 2008
                    (In default) (NON) (STP)                                                              1,392,300
            270,000 Covad Communications Group, Inc. sr. notes Ser. B, 12s,
                    2010 (In default) (NON)                                                                  48,600
          1,320,000 Crown Castle International Corp. sr. notes 10 3/4s, 2011                              1,300,200
          5,700,000 Crown Castle International Corp. sr. notes 9 3/8s, 2011                               5,158,500
         16,245,000 Cybernet Internet Services International, Inc. 144A sr. disc.
                    notes stepped-coupon zero % (13s, 8/15/04),
                    2009 (Denmark) (STP)                                                                    446,738
          2,900,000 Dobson Communications Corp. sr. notes 10 7/8s, 2010                                   2,987,000
          1,550,000 Dobson/Sygnet Communications, Inc. sr. notes 12 1/4s, 2008                            1,612,000
          3,465,000 Econophone, Inc. company guaranty 13 1/2s, 2007
                    (In default) (NON)                                                                       69,300
          9,650,000 Equinix, Inc. sr. notes 13s, 2007                                                     3,860,000
          3,205,000 Esprit Telecom Group PLC sr. notes 11 1/2s, 2007
                    (United Kingdom) (In default) (NON)                                                      48,075
          7,530,000 Exodus Communications, Inc. sr. notes 10 3/4s, 2009                                   2,033,100
            940,000 Exodus Communications, Inc. 144A sr. notes 11 1/4s, 2008                                253,800
          1,320,000 FLAG Telecom Holdings, Ltd. sr. notes 11 5/8s,
                    2010 (Bermuda)                                                                          633,600
          2,340,000 Flag, Ltd. 144A sr. notes 8 1/4s, 2008 (Bermuda)                                      1,614,600
          1,600,000 Focal Communications Corp. sr. notes 11 7/8s, 2010                                      608,000
            260,000 Focal Communications Corp. sr. sub. notes stepped-coupon
                    Ser. B, zero % (12 1/8s, 2/15/03), 2008 (STP)                                            77,350
            670,000 Global Crossing Holdings, Ltd. company guaranty 9 5/8s,
                    2008 (Bermuda)                                                                          415,400
          2,330,000 Global Crossing Holdings, Ltd. company guaranty 9 1/2s,
                    2009 (Bermuda)                                                                        1,421,300
            330,000 Global Crossing Holdings, Ltd. company guaranty 9 1/8s,
                    2006 (Bermuda)                                                                          211,200
          7,160,000 Global Crossing Holdings, Ltd. company guaranty 8.7s,
                    2007 (Bermuda)                                                                        4,367,600
          1,500,000 Global Crossing, Inc. Structured Notes 9.843s
                    (issued by STEERS Credit Linked Trust 2000) 2005                                      1,226,250
          4,200,000 Globix Corp. sr. notes 12 1/2s, 2010                                                  1,165,500
          5,550,000 Horizon PCS, Inc. company guaranty stepped-coupon
                    zero % (14s, 5/1/05), 2010 (STP)                                                      2,386,500
            650,000 Hyperion Telecommunications Corp., Inc. sr. disc. notes
                    Ser. B, zero %, 2003                                                                    422,500
          5,910,000 Hyperion Telecommunications Corp., Inc. sr. sub. notes
                    12s, 2007                                                                             2,364,000
         10,890,000 ICG Holdings, Inc. company guaranty 12 1/2s, 2006
                    (In default) (NON)                                                                    1,470,150
          4,970,000 ICG Services, Inc. sr. disc. notes stepped-coupon zero %
                    (9 7/8s, 5/1/03), 2008 (In default) (NON) (STP)                                         571,550
          1,460,000 ICG Services, Inc. sr. disc. notes stepped-coupon zero %
                    (10s, 2/15/03), 2008 (In default) (NON) (STP)                                           167,900
          3,150,000 Intermedia Communications, Inc. sr. sub. notes Ser. B, zero %
                    (12 1/4s, 3/1/04), 2009 (STP)                                                         2,787,750
          8,440,000 Intira Corp. bonds zero %, 2010 (acquired 3/31/00,
                    cost $4,497,760) (RES)                                                                  253,200
          5,490,000 Ipcs Inc. sr. disc. notes stepped-coupon zero %
                    (14s, 7/15/05), 2010 (STP)                                                            3,156,750
          4,900,000 Iron Mountain, Inc. company guaranty 8 5/8s, 2013                                     4,985,750
          3,150,000 IWO Holdings, Inc. company guaranty 14s, 2011                                         2,803,500
         11,260,000 KMC Telecommunications Holdings, Inc. sr. disc. notes
                    stepped-coupon zero % (12 1/2s, 2/15/03), 2008 (STP)                                    788,200
          2,310,000 Leap Wireless International, Inc. company guaranty
                    12 1/2s, 2010                                                                         1,489,950
          1,480,000 Level 3 Communications, Inc. sr. disc. notes stepped-coupon
                    zero % (10 1/2s, 12/1/03), 2008 (STP)                                                   429,200
          5,515,000 Level 3 Communications, Inc. sr. notes 11 1/4s, 2010                                  2,674,775
          9,150,000 Level 3 Communications, Inc. sr. notes 11s, 2008                                      4,529,250
          1,350,000 Level 3 Communications, Inc. sr. notes 9 1/8s, 2008                                     634,500
          6,420,000 Lucent Technologies, Inc. debs. 6.45s, 2029                                           4,365,600
          4,555,000 Madison River Capital Corp. sr. notes 13 1/4s, 2010                                   2,869,650
          7,070,000 McCaw International, Ltd. sr. disc. notes stepped-coupon
                    zero % (13s, 4/15/02), 2007 (STP)                                                     1,979,600
            410,000 McLeodUSA, Inc. sr. disc. notes stepped-coupon zero %
                    (10 1/2s, 3/1/02), 2007 (STP)                                                           200,900
            480,000 McLeodUSA, Inc. sr. notes 8 3/8s, 2008                                                  230,400
          2,350,000 McLeodUSA, Inc. sr. notes 8 1/8s, 2009                                                1,128,000
          1,260,000 Metrocall, Inc. sr. sub. notes 11s, 2008 (In default) (NON)                              50,400
            700,000 Metrocall, Inc. sr. sub. notes 10 3/8s, 2007 (In default) (NON)                          21,000
          1,380,000 Metrocall, Inc. sr. sub. notes 9 3/4s, 2007 (In default) (NON)                           41,400
          6,855,000 Metromedia Fiber Network, Inc. sr. notes Ser. B, 10s, 2008                            1,679,475
          4,470,000 Microcell Telecommunications sr. disc. notes stepped-coupon
                    Ser. B, zero % (14s, 12/1/01), 2006 (Canada) (STP)                                    3,352,500
          5,919,000 Millicom International Cellular S.A. sr. disc. notes 13 1/2s,
                    2006 (Luxembourg)                                                                     4,676,010
          9,120,000 Nextel Communications, Inc. sr. notes 12s, 2008                                       8,208,000
         15,805,000 Nextel Communications, Inc. sr. notes 9 1/2s, 2011                                   12,169,850
          3,385,000 Nextel International, Inc. sr. notes 12 3/4s, 2010                                    1,117,050
          2,400,000 Nextel Partners, Inc. sr. notes 11s, 2010                                             1,860,000
          1,410,000 Nextel Partners, Inc. sr. notes 11s, 2010                                             1,120,950
          5,590,000 Nextlink Communications, Inc. sr. disc. notes stepped-
                    coupon zero % (12 1/8s, 12/1/04), 2009 (STP)                                            950,300
            370,000 Nextlink Communications, Inc. sr. notes 10 3/4s, 2009                                   140,600
            760,000 Nextlink Communications, Inc. sr. notes 9 5/8s, 2007                                    250,800
          3,520,000 NorthEast Optic Network, Inc. sr. notes 12 3/4s, 2008                                 1,302,400
          5,910,000 Orbital Imaging Corp. sr. notes Ser. D, 11 5/8s,
                    2005 (In default) (NON)                                                               1,182,000
          3,660,000 Pagemart Wireless, Inc. sr. disc. notes stepped-coupon
                    zero % (11 1/4s, 2/1/03), 2008 (In default) (NON) (STP)                                 109,800
          1,690,000 Pinnacle Holdings, Inc. sr. disc. notes stepped-coupon
                    zero % (10s, 3/15/03), 2008 (STP)                                                       760,500
          5,595,000 Price Communications Wireless, Inc. 144A sr. notes
                    9 1/8s, 2006                                                                          5,818,800
          1,230,000 Rhythms Netconnections, Inc. sr. notes Ser. B, 14s,
                    2010 (In default) (NON)                                                                  73,800
          3,710,000 Rogers Cablesystems, Ltd. sr. sub. notes 8.8s, 2007 (Canada)                          3,543,050
          1,250,000 Rogers Wireless, Inc. sec. notes 9 5/8s, 2011 (Canada)                                1,250,000
          2,055,000 RSL Communications PLC company guaranty 12s,
                    2008 (In default) (NON)                                                                  61,650
            155,000 RSL Communications PLC company guaranty 9 1/8s,
                    2008 (United Kingdom) (In default) (NON)                                                  4,650
          6,010,000 RSL Communications, Ltd. company guaranty 12 1/4s,
                    2006 (United Kingdom) (In default) (NON)                                                180,300
          6,020,000 Rural Cellular Corp. bank term loan FRN 8.989s, 2008
                    (acquired various dates from 3/20/00 to 4/23/01,
                    cost $5,928,480) (RES)                                                                5,882,040
            160,000 Rural Cellular Corp. sr. sub. notes Ser. B, 9 5/8s, 2008                                156,000
          3,980,000 SBA Communications Corp. sr. notes 10 1/4s, 2009                                      3,462,600
          5,255,000 Spectrasite Holdings, Inc. sr. disc. notes stepped-coupon
                    zero % (11 1/8s, 4/15/04), 2009                                                       1,891,800
          5,665,000 Spectrasite Holdings, Inc. sr. disc. notes stepped-coupon
                    Ser. B, zero % (12 7/8s, 3/15/05), 2010 (STP)                                         1,812,800
          9,290,000 Startec Global Communications Corp. sr. notes 12s, 2008                                 371,600
          1,560,000 Tele1 Europe B.V. sr. notes 13s, 2009                                                   483,600
          5,500,000 Telecorp PCS, Inc. company guaranty 10 5/8s, 2010                                     5,142,500
          1,290,000 Telecorp PCS, Inc. company guaranty stepped-coupon
                    zero % (11 5/8s, 4/15/04), 2009 (STP)                                                   819,150
          4,750,000 Tritel PCS, Inc. company guaranty 10 3/8s, 2011                                       4,322,500
          5,180,000 Triton PCS, Inc. company guaranty 9 3/8s, 2011                                        5,205,900
          9,550,000 UbiquiTel Operating Co. company guaranty stepped-coupon
                    zero % (14s, 4/15/05), 2010 (STP)                                                     4,106,500
          5,100,000 US Unwired, Inc. company guaranty stepped-coupon Ser. B,
                    zero % (13 3/8s, 11/1/04), 2009 (STP)                                                 3,034,500
          1,625,000 USA Mobile Communications, Inc. sr. notes 14s,
                    2004 (In default) (NON)                                                                 357,500
          1,115,000 USA Mobile Communications, Inc. sr. notes 9 1/2s,
                    2004 (In default) (NON)                                                                  44,600
          2,380,000 Versatel Telecom B.V. sr. notes 13 1/4s, 2008 (Netherlands)                             761,600
          1,850,000 Versatel Telecom B.V. Structured Notes 15.065s
                    (issued by CRAVE Trust 2000) 2005 (Netherlands)                                         425,500
         23,725,000 Viatel, Inc. sr. disc. notes stepped-coupon zero %
                    (12 1/2s, 4/15/03), 2008 (STP)                                                          237,250
             94,000 Viatel, Inc. sr. notes 11 1/2s, 2009 (In default) (NON)                                   2,350
         11,245,000 Voicestream Wireless Corp. sr. notes 10 3/8s, 2009                                   12,950,754
          5,500,000 Williams Communications Group, Inc. sr. notes 11 7/8s, 2010                           2,475,000
          9,610,000 Williams Communications Group, Inc. sr. notes 11.7s, 2008                             4,420,600
          2,525,000 Williams Communications Group, Inc. sr. notes 10 7/8s, 2009                           1,136,250
            900,000 Williams Communications Group, Inc. sr. notes 10.7s, 2007                               405,000
         18,883,000 WinStar Communications, Inc. sr. disc. notes stepped-coupon
                    zero % (14 3/4s, 4/15/05), 2010 (STP)                                                   141,623
          1,348,000 WinStar Communications, Inc. sr. notes 12 3/4s, 2010
                    (In default) (NON)                                                                       13,480
            840,000 WinStar Communications, Inc. sr. notes 12 1/2s, 2008
                    (In default) (NON)                                                                        8,400
          5,100,000 World Access, Inc. sr. notes Ser. B, 13 1/4s, 2008 (In default) (NON)                    51,000
          3,520,000 XO Communications, Inc. sr. disc. notes stepped-coupon
                    zero % (9.45s, 4/15/03), 2008 (STP)                                                     598,400
          1,410,000 XO Communications, Inc. sr. notes 10 3/4s, 2008                                         521,700
          3,810,000 XO Communications, Inc. 144A sr. notes 12 1/2s, 2006                                  1,409,700
                                                                                                      -------------
                                                                                                        204,285,533

Consumer Goods (2.5%)
-------------------------------------------------------------------------------------------------------------------
          4,760,000 Albecca, Inc. company guaranty 10 3/4s, 2008                                          4,831,400
          1,940,000 Armkel, LLC/Armkel Finance 144A sr. sub. notes 9 1/2s, 2009                           1,988,500
          7,370,000 Derby Cycle Corp. (The) sr. notes 10s, 2008                                           2,579,500
          4,695,000 Derby Cycle Corp. (The) sr. notes 9 3/8s, 2008                                          719,370
          3,340,000 Doskocil Manufacturing Co. sr. sub. notes 10 1/8s,
                    2007 (In default) (NON)                                                                 400,800
          1,078,000 Elizabeth Arden, Inc. sec. notes Ser. B, 11 3/4s, 2011                                1,137,290
          2,505,000 French Fragrances, Inc. company guaranty Ser. D,
                    10 3/8s, 2007                                                                         2,467,425
          3,141,832 Home Interiors & Gifts, Inc. bank term loan FRN 9.258s,
                    2006 (acquired 11/14/00, cost $2,271,193) (RES)                                       2,717,685
          3,225,000 Home Interiors & Gifts, Inc. company guaranty 10 1/8s,
                    2008                                                                                  2,257,500
            190,000 Iron Age Holdings Corp. sr. disc. notes stepped-coupon
                    zero % (12 1/8s, 5/1/03), 2009 (STP)                                                     19,000
          5,650,000 Jostens, Inc. sr. sub. notes 12 3/4s, 2010                                            6,045,500
          7,120,000 Leiner Health Products sr. sub. notes 9 5/8s, 2007
                    (In default) (NON)                                                                      551,800
          1,845,000 NBTY, Inc. sr. sub. notes Ser. B, 8 5/8s, 2007                                        1,798,875
          2,820,000 Playtex Products, Inc. 144A company guaranty 9 3/8s, 2011                             2,904,600
            340,000 Revlon Consumer Products sr. notes 9s, 2006                                             256,700
          4,285,000 Revlon Consumer Products sr. sub. notes 8 5/8s, 2008                                  2,185,350
          8,390,000 Samsonite Corp. sr. sub. notes 10 3/4s, 2008                                          6,837,850
          9,150,398 Sealy Mattress Co. 144A sr. notes 12s, 2008                                           7,869,342
                                                                                                      -------------
                                                                                                         47,568,487

Energy (5.1%)
-------------------------------------------------------------------------------------------------------------------
          3,900,000 Belco Oil & Gas Corp. sr. sub. notes Ser. B, 8 7/8s, 2007                             3,939,000
          2,930,000 BRL Universal Equipment sec. notes 8 7/8s, 2008                                       2,966,625
          9,960,000 Chesapeake Energy Corp. company guaranty 8 1/8s, 2011                                 9,661,200
          4,160,000 Coda Energy, Inc. company guaranty Ser. B, 10 1/2s, 2006                              4,378,400
          1,620,000 El Paso Energy Partners L.P. 144A company guaranty
                    8 1/2s, 2011                                                                          1,652,400
          1,460,000 Forest Oil Corp. company guaranty 10 1/2s, 2006                                       1,533,000
          1,760,000 Forest Oil Corp. 144A sr. notes 8s, 2008                                              1,764,400
            300,000 Giant Industries Corp. company guaranty 9s, 2007                                        279,000
          2,120,000 Grant Prideco, Inc. company guaranty Ser. B, 9 5/8s, 2007                             2,162,400
            660,000 Gulf Canada Resources, Ltd. sr. sub. notes 9 5/8s,
                    2005 (Canada)                                                                           682,876
          1,770,000 Hanover Equipment Trust 144A secd. notes 8 1/2s, 2008                                 1,814,250
          1,270,000 HS Resources, Inc. company guaranty 9 1/4s, 2006                                      1,330,325
          3,180,000 HS Resources, Inc. sr. sub. notes Ser. B, 9 1/4s, 2006                                3,315,150
          1,300,000 Key Energy Services, Inc. 144A sr. notes 8 3/8s, 2008                                 1,312,545
          3,430,000 Leviathan Gas Corp. company guaranty Ser. B, 10 3/8s, 2009                            3,652,950
          1,550,000 Lone Star Technologies, Inc. 144A sr. sub. notes 9s, 2011                             1,426,000
          4,200,000 Newfield Exploration Co. sr. notes 7 5/8s, 2011                                       4,179,000
          3,500,000 Nuevo Energy Co. sr. sub. notes Ser. B, 9 1/2s, 2008                                  3,447,500
          2,935,000 Nuevo Energy Co. sr. sub. notes Ser. B, 9 3/8s, 2010                                  2,854,288
          3,883,000 Ocean Energy, Inc. company guaranty Ser. B, 8 3/8s, 2008                              4,086,508
          2,740,000 Parker & Parsley, Co. sr. notes 8 1/4s, 2007                                          2,824,500
          5,910,000 Parker Drilling Corp. company guaranty Ser. D, 9 3/4s, 2006                           5,910,000
          3,780,000 Pioneer Natural Resources Co. company guaranty
                    9 5/8s, 2010                                                                          4,195,800
          1,500,000 Pogo Producing Co. sr. sub. notes Ser. B, 8 1/4s, 2011                                1,511,250
            530,000 Port Arthur Finance Corp. company guaranty 12 1/2s, 2009                                535,300
            330,000 Pride International, Inc. sr. notes 10s, 2009                                           359,700
          3,920,000 Pride Petroleum Services, Inc. sr. notes 9 3/8s, 2007                                 4,076,800
          3,210,000 Seagull Energy sr. sub. notes 8 5/8s, 2005                                            3,269,353
          1,660,000 Seven Seas Petroleum sr. notes Ser. B, 12 1/2s, 2005                                    747,000
          3,170,000 Snyder Oil Corp. sr. sub. notes 8 3/4s, 2007                                          3,342,480
          1,310,000 Stone Energy Corp. company guaranty 8 3/4s, 2007                                      1,323,100
          4,190,000 Triton Energy, Ltd. sr. notes 8 7/8s, 2007 (Cayman Islands)                           4,608,989
          5,490,000 Vintage Petroleum, Inc. sr. sub. notes 9 3/4s, 2009                                   5,874,290
          1,840,000 Vintage Petroleum, Inc. sr. sub. notes 7 7/8s, 2011                                   1,849,200
                                                                                                      -------------
                                                                                                         96,865,579

Entertainment (1.6%)
-------------------------------------------------------------------------------------------------------------------
          2,430,000 AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2011                                   2,199,150
          7,232,503 Carmike Cinemas, Inc. bank term loan FRN 6.69s, 2005
                    (acquired various dates from 8/7/00 to 9/6/00,
                    cost $5,465,041) (RES)                                                                6,917,889
          4,150,000 Cinemark USA, Inc. sr. sub. notes Ser. B, 9 5/8s, 2008                                3,755,750
          8,520,000 Premier Parks, Inc. sr. notes 9 3/4s, 2007                                            8,775,600
          2,723,124 Regal Cinemas, Inc. bank term loan FRN 9.22s, 2006
                    (acquired various dates from 7/31/00 to 3/14/01,
                    cost $1,974,602) (RES)                                                                2,676,441
          2,793,730 Regal Cinemas, Inc. bank term loan FRN Ser. B, 9.22s,
                    2006 (acquired various dates from 7/31/00 to 4/17/01,
                    cost $2,363,310) (RES)                                                                2,745,837
          1,961,000 Regal Cinemas, Inc. bank term loan FRN Ser. C, 9.22s, 2006
                    (acquired 7/31/00, cost $1,392,310) (RES)                                             1,927,383
             12,000 Regal Cinemas, Inc. sr. sub. notes 8 7/8s, 2010 (In default) (NON)                        2,190
            116,000 United Artists Theatre sr. sub. notes Ser. B, 10.415s,
                    2007 (In default) (NON)                                                                   4,640
         13,349,000 United Artists Theatre sr. sub. notes Ser. B, 9 3/4s,
                    2008 (In default) (NON)                                                                 667,450
                                                                                                      -------------
                                                                                                         29,672,330

Financial (4.5%)
-------------------------------------------------------------------------------------------------------------------
            470,000 Aames Financial Corp. sr. notes 9 1/8s, 2003                                            296,100
          6,580,000 Advanta Corp. 144A company guaranty Ser. B, 8.99s, 2026                               4,564,875
            182,000 AMRESCO, Inc. sr. sub. notes Ser. 97-A, 10s, 2004
                    (In default) (NON)                                                                       76,440
          5,208,000 AMRESCO, Inc. sr. sub. notes Ser. 98-A, 9 7/8s,
                    2005 (In default) (NON)                                                               2,187,360
            910,000 Chevy Chase Savings Bank, Inc. sub. deb. 9 1/4s, 2005                                   913,413
          3,740,000 Colonial Capital II 144A company guaranty 8.92s, 2027                                 3,520,768
          1,100,000 Comdisco, Inc. notes 5.95s, 2002 (In default) (NON)                                     896,500
            550,000 Comdisco, Inc. notes Ser. MTN, 6.62s, 2001 (In default) (NON)                           453,750
          2,320,000 Conseco Finance Trust III, Inc. bonds 8.796s, 2027                                    1,322,400
          3,858,000 Conseco Financial Corp. sr. sub. notes 10 1/4s, 2002                                  3,665,100
          1,860,000 Conseco, Inc. sr. notes 10 3/4s, 2008                                                 1,701,900
          1,000,000 Counts Trust 144A sec. notes Ser. 01-6, 9.84s, 2006                                   1,000,000
          1,000,000 Counts Trust 144A sec. notes FRN Ser. 2001-5, 8.82s, 2009                             1,000,000
          1,000,000 Counts Trust 144A Structured Notes Ser. 01-1, 9.71%
                    (issued by Deutsche Bank AG London) 2006                                              1,000,000
          8,890,000 Delta Financial Corp. company guaranty 9 1/2s, 2004
                    (In default) (NON)                                                                    2,667,000
            595,000 Dime Capital Trust I bank guaranty Ser. A, 9.33s, 2027                                  657,029
         14,863,000 Finova Group, Inc. notes 7 1/2s, 2009                                                11,258,723
          2,870,000 GS Escrow Corp. sr. notes 7 1/8s, 2005                                                2,857,372
          1,240,000 Hanvit Bank 144A sub. notes 11 3/4s, 2010 (Korea)                                     1,305,100
          2,320,000 Imperial Credit Industries, Inc. sec. notes 12s, 2005                                 1,160,000
          1,860,000 iStar Financial, Inc. sr. notes 8 3/4s, 2008                                          1,864,650
          3,780,000 Local Financial Corp. sr. notes 11s, 2004                                             3,780,000
          2,840,000 Nationwide Credit, Inc. sr. notes Ser. A, 10 1/4s, 2008                                 852,000
            830,000 North Fork Capital Trust I company guaranty 8.7s, 2026                                  826,697
          2,535,000 Ocwen Capital Trust I company guaranty 10 7/8s, 2027                                  2,002,650
          1,495,000 Ocwen Federal Bank sub. deb. 12s, 2005                                                1,435,200
          1,700,000 Ocwen Financial Corp. notes 11 7/8s, 2003                                             1,640,500
          3,115,000 Outsourcing Solutions, Inc. sr. sub. notes Ser. B, 11s, 2006                          2,601,025
            720,000 Peoples Heritage Capital Trust company guaranty Ser. B,
                    9.06s, 2027                                                                             678,773
          2,375,000 Provident Capital Trust company guaranty 8.6s, 2026                                   2,132,370
          6,570,000 Resource America, Inc. 144A sr. notes 12s, 2004                                       6,307,200
          2,380,000 Riggs Capital Trust 144A bonds 8 5/8s, 2026                                           1,638,202
            600,000 Riggs Capital Trust 144A company guaranty 8 7/8s, 2027                                  414,300
          3,970,000 Sovereign Bancorp, Inc. sr. notes 10 1/2s, 2006                                       4,327,300
          5,350,000 Sovereign Capital Trust company guaranty 9s, 2027                                     3,905,500
          4,030,000 Superior Financial 144A sr. notes 8.65s, 2003                                         4,096,236
          1,225,000 Webster Capital Trust I 144A bonds 9.36s, 2027                                        1,084,811
          1,770,000 Willis Corroon Corp. 144A company guaranty 9s, 2009                                   1,827,525
                                                                                                      -------------
                                                                                                         83,918,769

Food (2.2%)
-------------------------------------------------------------------------------------------------------------------
          3,720,000 Archibald Candy Corp. company guaranty 10 1/4s, 2004                                  2,455,200
          1,378,947 Aurora Foods, Inc. bank term loan FRN 8.025s, 2010
                    (acquired 3/13/00, cost $1,254,842) (RES)                                             1,339,878
          1,940,000 Aurora Foods, Inc. sr. sub. notes Ser. B, 9 7/8s, 2007                                1,707,200
          5,090,000 Aurora Foods, Inc. 144A sr. sub. notes Ser. D, 9 7/8s, 2007                           4,479,200
          1,990,000 Chiquita Brands International, Inc. sr. notes 10 1/4s,
                    2006 (In default) (NON)                                                               1,343,250
            980,000 Constellation Brands, Inc. company guaranty 8 1/2s, 2009                                987,350
          3,180,000 Constellation Brands, Inc. company guaranty Ser. B, 8s, 2008                          3,243,600
          2,840,000 Del Monte Corp. 144A sr. sub. notes 9 1/4s, 2011                                      2,932,300
          1,790,000 Doane Pet Care Co. sr. sub. deb. 9 3/4s, 2007                                         1,476,750
          4,155,000 Eagle Family Foods company guaranty Ser. B, 8 3/4s, 2008                              2,565,713
          3,070,000 Premier International Foods PLC sr. notes 12s, 2009
                    (United Kingdom)                                                                      3,192,800
          5,950,000 Premium Standard Farms, Inc. 144A sr. notes 9 1/4s, 2011                              5,920,250
          6,360,000 RAB Enterprises, Inc. company guaranty 10 1/2s, 2005                                  3,752,400
          8,910,000 RAB Holdings, Inc. sr. notes 13s, 2008                                                4,722,300
          7,005,000 Vlasic Foods Intl., Inc. sr. sub. notes Ser. B, 10 1/4s, 2009
                    (In default) (NON)                                                                    1,751,250
                                                                                                      -------------
                                                                                                         41,869,441

Gaming (6.7%)
-------------------------------------------------------------------------------------------------------------------
          2,250,000 Aladdin Gaming Holdings, LLC sr. disc. notes stepped-
                    coupon Ser. B, zero % (13 1/2s, 3/1/03), 2010 (STP)                                     427,500
          1,860,000 Ameristar Casinos, Inc. company guaranty 10 3/4s, 2009                                1,985,550
          3,430,000 Argosy Gaming Co. company guaranty 10 3/4s, 2009                                      3,773,000
          1,450,000 Argosy Gaming Co. sr. sub. notes 9s, 2011                                             1,493,500
          4,758,205 Autotote Corp. bank term loan FRN Ser. A, 7.629s, 2007
                    (acquired various dates from 5/7/01 to 6/6/01,
                    cost $4,502,822) (RES)                                                                4,686,832
          2,280,000 Autotote Corp. company guaranty Ser. B, 12 1/2s, 2010                                 2,331,300
         13,527,546 Fitzgeralds Gaming Corp. company guaranty Ser. B,
                    12 1/4s, 2004 (In default) (NON)                                                      8,116,528
          1,350,000 Harrah's Entertainment, Inc. company guaranty 7 7/8s, 2005                            1,388,813
          2,960,000 Harrah's Operating Co., Inc. company guaranty 8s, 2011                                3,121,523
          3,060,000 Herbst Gaming, Inc. 144A secd. notes 10 3/4s, 2008                                    3,105,900
          4,640,000 Hollywood Casino Corp. company guaranty 11 1/4s, 2007                                 4,883,600
          1,800,000 Hollywood Park, Inc. company guaranty Ser. B, 9 1/4s, 2007                            1,579,500
          4,920,000 Horseshoe Gaming Holdings company guaranty 8 5/8s, 2009                               5,006,100
          4,700,000 International Game Technology sr. notes 8 3/8s, 2009                                  4,935,000
            300,000 International Game Technology sr. notes 7 7/8s, 2004                                    306,750
          5,120,000 Isle of Capri Black Hawk LLC 1st mtge. Ser. B, 13s, 2004                              5,580,800
          2,110,000 Isle of Capri Black Hawk LLC company guaranty 8 3/4s, 2009                            1,962,300
          4,160,000 Mandalay Resort Group sr. sub. notes Ser. B, 10 1/4s, 2007                            4,461,600
          6,670,000 MGM Mirage company guaranty 8 3/8s, 2011                                              6,920,125
          2,460,000 Mohegan Tribal Gaming sr. notes 8 1/8s, 2006                                          2,509,200
          3,015,000 Mohegan Tribal Gaming sr. sub. notes 8 3/4s, 2009                                     3,135,600
            590,000 Park Place Entertainment Corp. sr. sub. notes 9 3/8s, 2007                              628,350
          5,260,000 Park Place Entertainment Corp. sr. sub. notes 8 7/8s, 2008                            5,483,550
            480,000 Park Place Entertainment Corp. sr. sub. notes 7 7/8s, 2005                              484,800
          3,322,134 Penn National Gaming Inc. bank term loan FRN Ser. B,
                    10.7s, 2006 (acquired 8/7/00, cost $3,322,134) (RES)                                  3,332,100
          3,061,000 Penn National Gaming, Inc. company guaranty Ser. B,
                    11 1/8s, 2008                                                                         3,198,745
          7,520,000 Pennisula Gaming LLC company guaranty Ser. B,
                    12 1/4s, 2006                                                                         7,388,400
          2,050,000 Riviera Black Hawk, Inc. 1st mtge. 13s, 2005                                          2,050,000
            990,000 Station Casinos, Inc. sr. notes 8 3/8s, 2008                                            997,425
          3,100,000 Station Casinos, Inc. sr. sub. notes 9 7/8s, 2010                                     3,177,500
          1,850,000 Station Casinos, Inc. 144A sr. notes 8 3/8s, 2008                                     1,863,875
          4,750,000 Trump A.C. company guaranty Ser. B, 11 1/4s, 2006                                     3,241,875
          3,635,000 Trump Castle Funding, Inc. sr. sub. notes 11 3/4s, 2003                               3,089,750
          2,500,000 Trump Castle Funding, Inc. sr. sub. notes 10 1/4s, 2003                               2,531,250
         12,665,000 Trump Castle Funding, Inc. sub. notes 10 1/4s, 2003                                  12,823,313
          3,720,000 Venetian Casino, Inc. company guaranty 12 1/4s, 2004                                  3,943,200
                                                                                                      -------------
                                                                                                        125,945,154

Health Care (4.2%)
-------------------------------------------------------------------------------------------------------------------
          3,775,000 ALARIS Medical Systems, Inc. company guaranty 9 3/4s, 2006                            3,038,875
          2,660,000 AmerisourceBergen Corp. 144A sr. notes 8 1/8s, 2008                                   2,746,450
          1,890,000 Beverly Enterprises, Inc. 144A sr. notes 9 5/8s, 2009                                 1,989,225
          1,895,000 Bio-Rad Labs Corp. sr. sub. notes 11 5/8s, 2007                                       2,084,500
            770,000 DaVita, Inc. company guaranty Ser. B, 9 1/4s, 2011                                      808,500
            600,000 Genesis Health Ventures, Inc. bank term loan FRN 4.879s,
                    2004 (acquired 6/8/01, cost $415,500) (In default) (NON) (RES)                          451,500
          2,510,000 Hanger Orthopedic Group, Inc. sr. sub. notes 11 1/4s, 2009                            1,757,000
          4,345,000 HCA, Inc. deb. 7.19s, 2015                                                            4,192,925
            735,000 HCA, Inc. med. term notes 7.69s, 2025                                                   687,225
            680,000 HCA, Inc. med. term notes 6.63s, 2045                                                   703,582
          2,910,000 HCA, Inc. notes 8 3/4s, 2010                                                          3,201,000
          2,370,000 HCA, Inc. notes 8.36s, 2024                                                           2,316,675
            240,000 HCA, Inc. notes 7s, 2007                                                                238,800
          1,000,000 HCA, Inc. sr. notes 7 7/8s, 2011                                                      1,047,500
          4,100,000 Healthsouth Corp. sr. sub. notes 10 3/4s, 2008                                        4,551,000
          5,770,000 Integrated Health Services, Inc. sr. sub. notes Ser. A, 9 1/2s,
                    2007 (In default) (NON)                                                                  25,907
          4,370,000 Integrated Health Services, Inc. sr. sub. notes Ser. A, 9 1/4s,
                    2008 (In default) (NON)                                                                  19,621
          3,520,000 Kinetic Concepts, Inc. company guaranty Ser. B, 9 5/8s, 2007                          3,502,400
          2,560,000 Lifepoint Hospital Holdings company guaranty Ser. B,
                    10 3/4s, 2009                                                                         2,899,200
            600,000 Loewen Group International, Inc. company guaranty
                    Ser. 7, 7.6s, 2008 (In default) (NON)                                                   315,000
            610,000 Loewen Group International, Inc. company guaranty
                    Ser. 6, 7.2s, 2003 (In default) (NON)                                                   320,250
            575,000 Loewen Group International, Inc. 144A company guaranty
                    Ser. 4, 8 1/4s, 2003 (In default) (NON)                                                 353,625
          1,010,000 Loewen Group, Inc. company guaranty Ser. 5, 6.1s, 2002
                    (Canada) (In default) (NON)                                                             431,694
          4,780,000 Magellan Health Services, Inc. sr. sub. notes 9s, 2008                                4,612,700
          2,200,000 Magellan Health Services, Inc. 144A sr. notes 9 3/8s, 2007                            2,277,000
          5,000,000 Mariner Post-Acute Network, Inc. bank term loan FRN
                    Ser. B, 7.486s, 2005 (acquired 6/26/01, cost $3,412,500)
                    (In default) (NON) (RES)                                                              3,475,000
         17,240,000 Mariner Post-Acute Network, Inc. sr. sub. notes Ser. B,
                    9 1/2s, 2007 (In default) (NON)                                                         120,508
          4,000,000 Mariner Post-Acute Network, Inc. sr. sub. notes stepped-
                    coupon Ser. B, zero % (10 1/2s, 11/1/02), 2007
                    (In default) (NON) (STP)                                                                 27,960
          7,090,000 Mediq, Inc. company guaranty 11s, 2008 (In default) (NON)                                70,900
          7,440,000 Mediq, Inc. deb. stepped-coupon zero % (13s, 6/1/03),
                    2009 (In default) (NON) (STP)                                                               744
            360,000 Multicare Cos., Inc. bank term loan FRN Ser. B, 4.879s,
                    2004 (acquired 6/8/01, cost $249,300) (In default) (NON) (RES)                          279,900
          3,100,000 Multicare Cos., Inc. sr. sub. notes 9s, 2007 (In default) (NON)                         139,500
          7,832,000 Paracelsus Healthcare sr. sub. notes 10s, 2006 (In default) (NON)                     2,506,240
          1,310,000 Service Corp. International debs. 7 7/8s, 2013                                        1,044,725
            760,000 Service Corp. International notes 7.7s, 2009                                            647,900
          5,400,000 Service Corp. International notes 6s, 2005                                            4,576,500
          3,480,000 Stewart Enterprises, Inc. 144A sr. sub. notes 10 3/4s, 2008                           3,693,150
         11,605,000 Sun Healthcare Group, Inc. sr. sub. notes Ser. B, 9 1/2s,
                    2007 (In default) (NON)                                                                   1,161
          1,750,000 Sun Healthcare Group, Inc. 144A sr. sub. notes 9 3/8s,
                    2008 (In default) (NON)                                                                     175
          4,201,000 Tenet Healthcare Corp. sr. notes Ser. B, 8 1/8s, 2008                                 4,474,065
          3,020,000 Triad Hospitals Holdings company guaranty Ser. B, 11s, 2009                           3,329,550
          1,000,000 Triad Hospitals, Inc. bank term loan Ser. B, 6.81s, 2008
                    (acquired 4/23/01, cost $1,010,000) (RES)                                             1,009,250
          6,330,000 Triad Hospitals, Inc. 144A sr. notes 8 3/4s, 2009                                     6,599,025
          2,650,000 Vanguard Health Systems, Inc. 144A sr. sub. notes 9 3/4s, 2011                        2,742,750
                                                                                                      -------------
                                                                                                         79,311,157

Homebuilding (1.7%)
-------------------------------------------------------------------------------------------------------------------
          2,680,000 Beazer Homes USA, Inc. company guaranty 8 5/8s, 2011                                  2,733,600
          3,400,000 D.R. Horton, Inc. company guaranty 8s, 2009                                           3,332,000
            160,000 Del Webb Corp. sr. sub. deb. 10 1/4s, 2010                                              174,400
          4,660,000 Del Webb Corp. sr. sub. deb. 9 3/8s, 2009                                             4,823,100
            350,000 Del Webb Corp. sr. sub. debs 9 3/4s, 2008                                               364,000
          3,040,000 K. Hovnanian Enterprises, Inc. company guaranty 10 1/2s, 2007                         3,131,200
          4,690,000 KB Home sr. sub. notes 9 1/2s, 2011                                                   4,760,350
            640,000 Lennar Corp. company guaranty Ser. B, 9.95s, 2010                                       700,800
          3,050,000 Lennar Corp. sr. notes 7 5/8s, 2009                                                   2,958,500
            470,000 M.D.C. Holdings, Inc. sr. notes 8 3/8s, 2008                                            472,350
          4,350,000 Ryland Group, Inc. sr. notes 9 3/4s, 2010                                             4,589,250
          2,685,000 Standard Pacific Corp. sr. notes 9 1/2s, 2010                                         2,792,400
          1,485,000 Toll Corp. company guaranty 8 1/8s, 2009                                              1,470,150
                                                                                                      -------------
                                                                                                         32,302,100

Lodging (1.6%)
-------------------------------------------------------------------------------------------------------------------
          2,710,000 Felcor Lodging company guaranty 9 1/2s, 2008                                          2,774,363
          6,040,000 Felcor Lodging 144A sr. notes 8 1/2s, 2011                                            5,828,600
          8,690,000 HMH Properties, Inc. company guaranty Ser. B, 7 7/8s, 2008                            8,537,925
          5,995,000 HMH Properties, Inc. sr. notes Ser. C, 8.45s, 2008                                    5,965,025
          1,510,000 Host Marriott L.P. company guaranty Ser. G, 9 1/4s, 2007                              1,555,300
          3,505,000 ITT Corp. notes 6 3/4s, 2005                                                          3,497,429
            750,000 John Q. Hammons Hotels, Inc. 1st mtge. 8 7/8s, 2004                                     738,750
            900,000 Meristar Hospitality Corp. 144A sr. notes 9s, 2008                                      909,000
                                                                                                      -------------
                                                                                                         29,806,392

Media (2.0%)
-------------------------------------------------------------------------------------------------------------------
          2,780,000 Adams Outdoor Advertising bank term loan FRN Ser. B,
                    7.24s, 2008 (acquired 8/1/01, cost $2,776,525) (RES)                                  2,776,525
          8,760,000 Affinity Group Holdings sr. notes 11s, 2007                                           7,183,200
          2,110,000 Garden State Newspapers, Inc. sr. sub. notes 8 5/8s, 2011                             1,993,950
          1,960,000 Hollinger International Publishing, Inc. company guaranty
                    9 1/4s, 2007                                                                          1,940,400
          4,798,493 Interact Operating Co. notes 14s, 2003 (PIK)                                                480
          2,510,000 Key3media Group, Inc. company guaranty 11 1/4s, 2011                                  2,284,100
          1,140,000 Lamar Media Corp. company guaranty 9 5/8s, 2006                                       1,191,300
            955,000 Lamar Media Corp. company guaranty 8 5/8s, 2007                                         976,488
          2,493,000 Lamar Media Corp. sr. sub. notes 9 1/4s, 2007                                         2,580,255
          2,450,000 Perry-Judd company guaranty 10 5/8s, 2007                                             2,205,000
          1,280,000 PRIMEDIA, Inc. company guaranty 7 5/8s, 2008                                          1,139,200
          2,585,000 PRIMEDIA, Inc. company guaranty Ser. B, 8 1/2s, 2006                                  2,468,675
          2,550,000 PRIMEDIA, Inc. 144A sr. notes 8 7/8s, 2011                                            2,371,500
          2,080,000 Quebecor Media, Inc. 144A sr. disc. notes stepped-coupon
                    zero % (13 3/4s, 7/15/06), 2011 (Canada) (STP)                                        1,164,800
          1,790,000 Quebecor Media, Inc. 144A sr. notes 11 1/8s, 2011 (Canada)                            1,825,800
          6,021,200 Von Hoffman Press, Inc. 144A sr. sub. notes 13 1/2s, 2009                             4,816,960
                                                                                                      -------------
                                                                                                         36,918,633

Retail (2.3%)
-------------------------------------------------------------------------------------------------------------------
          7,600,000 Amazon.com, Inc. sr. sub. notes stepped-coupon zero %
                    (10s, 5/1/03), 2008 (STP)                                                             5,282,000
          3,765,000 Fleming Companies, Inc. company guaranty 10 1/8s, 2008                                3,953,250
          1,750,000 Fleming Companies, Inc. company guaranty Ser. B,
                    10 1/2s, 2004                                                                         1,802,500
          1,380,000 Great Atlantic & Pacific Tea Co. notes 7 3/4s, 2007                                   1,242,000
          1,370,000 Great Atlantic & Pacific Tea Co. sr. notes 7.7s, 2004                                 1,301,500
          1,600,000 K mart Corp. med. term notes 9s, 2020                                                 1,366,496
          2,000,000 K mart Corp. med. term notes 8.96s, 2019                                              1,710,340
          1,860,000 K mart Corp. notes 9 3/8s, 2006                                                       1,906,500
            285,000 Mothers Work, Inc. sr. notes 12 5/8s, 2005                                              263,625
            160,000 Rite Aid Corp. notes 7 1/8s, 2007                                                       139,200
         10,755,000 Saks, Inc. company guaranty 8 1/4s, 2008                                             10,002,150
          4,430,000 Sbarro, Inc. company guaranty 11s, 2009                                               4,573,975
            670,000 Southland Corp. deb. Ser. A, 4 1/2s, 2004                                               606,350
            430,000 Southland Corp. sr. sub. deb. 5s, 2003                                                  409,958
          1,270,000 Tommy Hilfiger USA, Inc. company guaranty 6 1/2s, 2003                                1,238,250
          4,810,000 Tricon Global Restaurants, Inc. sr. notes 8 7/8s, 2011                                5,014,425
          1,450,000 Tricon Global Restaurants, Inc. sr. notes 7.65s, 2008                                 1,442,750
          1,500,000 Tricon Global Restaurants, Inc. sr. notes 7.45s, 2005                                 1,507,500
                                                                                                      -------------
                                                                                                         43,762,769

Technology (1.2%)
-------------------------------------------------------------------------------------------------------------------
          3,430,000 Amkor Technologies, Inc. Structured Notes 12.58s
                    (issued by STEERS Credit Linked Trust 2000) 2005                                      3,309,950
          2,300,000 Amkor Technologies, Inc. Structured Notes 12.58s
                    (issued by STEERS Credit Linked Trust 2000) 2005                                      2,271,250
          1,920,000 Amkor Technology, Inc. sr. notes 9 1/4s, 2008                                         1,670,400
          2,200,000 Fairchild Semiconductor Corp. company guaranty
                    10 3/8s, 2007                                                                         2,216,500
            600,000 Fairchild Semiconductor Corp. sr. sub. notes 10 1/2s, 2009                              606,000
              5,000 Fairchild Semiconductor Corp. sr. sub. notes 10 1/8s, 2007                                4,950
         14,390,000 Firstworld Communication Corp. sr. disc. notes stepped-
                    coupon zero % (13s, 4/15/03), 2008 (STP)                                                575,600
            175,000 Flextronics International, Ltd. sr. sub. notes 9 7/8s,
                    2010 (Singapore)                                                                        178,938
          1,040,000 Polaroid Corp. sr. notes 11 1/2s, 2006                                                  296,400
            950,000 PSINet, Inc. sr. notes 11 1/2s, 2008 (In default) (NON)                                  65,313
          4,780,000 PSINet, Inc. sr. notes 11s, 2009 (In default) (NON)                                     328,625
          5,950,000 PSINet, Inc. sr. notes Ser. B, 10s, 2005 (In default) (NON)                             409,063
          2,260,000 SCG Holding & Semiconductor Corp. company guaranty
                    12s, 2009                                                                             1,356,000
            730,000 Seagate Technology, Inc. 144A company guaranty 12 1/2s,
                    2007 (Cayman Islands)                                                                   740,950
          2,560,000 Telecommunications Techniques, Inc. company guaranty
                    9 3/4s, 2008                                                                          1,894,400
          4,960,000 Telehub Communications Corp. company guaranty stepped-
                    coupon zero % (13 7/8s, 7/31/02), 2005 (STP)                                                496
          2,460,000 Telex Communications, Inc. company guaranty 10 1/2s, 2007                               688,800
          3,000,000 United Defense Industries, Inc. bank term loan FRN 6.82s,
                    2009 (acquired 8/13/01, cost $2,997,000) (RES)                                        3,010,314
          4,820,000 Viasystems, Inc. sr. notes Ser. B, 9 3/4s, 2007                                       3,277,600
            295,000 Viasystems, Inc. sr. sub. notes 9 3/4s, 2007                                            200,600
                                                                                                      -------------
                                                                                                         23,102,149

Textiles (0.9%)
-------------------------------------------------------------------------------------------------------------------
          2,570,000 Galey & Lord, Inc. company guaranty 9 1/8s, 2008                                      1,066,550
          3,310,000 GFSI, Inc. sr. disc. notes stepped-coupon Ser. B, zero %
                    (11 3/8s, 9/15/04), 2009 (STP)                                                          488,225
            842,000 Kasper A.S.L., Ltd. sr. notes 12 3/4s, 2004 (In default) (NON)                          252,600
          5,250,000 Levi Strauss & Co. sr. notes 11 5/8s, 2008                                            4,725,000
          6,420,000 Westpoint Stevens, Inc. sr. notes 7 7/8s, 2005                                        2,439,600
          5,850,000 William Carter Holdings Co. sr. sub. notes Ser. A, 12s, 2008                          6,025,500
          2,580,000 William Carter Holdings Co. 144A sr. sub. notes 10 7/8s, 2011                         2,657,400
                                                                                                      -------------
                                                                                                         17,654,875

Transportation (4.6%)
-------------------------------------------------------------------------------------------------------------------
          3,819,000 Aftermarket Technology Corp. sr. sub. notes 12s, 2004                                 3,895,380
          1,245,000 Aftermarket Technology Corp. sr. sub. notes Ser. D, 12s, 2004                         1,269,900
            400,000 Air Canada Corp. sr. notes 10 1/4s, 2011 (Canada)                                       336,000
          7,600,000 Airbus Industries 144A notes Ser. D, 12.266s, 2020                                    8,295,337
          3,550,000 Autonation, Inc. 144A sr. notes 9s, 2008                                              3,603,250
          4,430,000 Calair, LLC 144A company guaranty 8 1/8s, 2008                                        4,263,875
          3,782,000 Collins & Aikman Products, Inc. company guaranty
                    11 1/2s, 2006                                                                         3,800,910
            950,000 Dana Corp. notes 7s, 2029                                                               731,500
            850,000 Dana Corp. notes 6 1/4s, 2004                                                           811,750
          3,470,000 Dana Corp. 144A sr. notes 9s, 2011                                                    3,504,700
          1,890,000 Delco Remy International 144A company guaranty 11s, 2009                              2,008,125
          4,185,000 Dura Operating Corp. company guaranty Ser. B, 9s, 2009                                4,038,525
          1,620,000 Dura Operating Corp. 144A company guaranty 9s, 2009                                   1,555,200
          3,080,000 Exide Corp. sr. notes 10s, 2005                                                       2,602,600
          2,480,000 Federal Mogul Corp. notes 7 7/8s, 2010                                                  297,600
            775,000 Federal Mogul Corp. notes 7 3/4s, 2006                                                   93,000
          1,290,000 Federal Mogul Corp. notes 7 3/8s, 2006                                                  154,800
          4,703,000 Hayes Wheels International, Inc. company guaranty Ser. B,
                    9 1/8s, 2007                                                                          2,821,800
          3,630,000 Hayes Wheels International, Inc. 144A sr. sub. notes
                    9 1/8s, 2007                                                                          2,286,900
          4,190,000 Kansas City Southern Railway Co. company guaranty
                    9 1/2s, 2008                                                                          4,441,400
          2,420,000 Kitty Hawk, Inc. company guaranty 9.95s, 2004 (In default) (NON)                        484,000
          1,450,000 Lear Corp. company guaranty Ser. B, 8.11s, 2009                                       1,492,224
          1,840,000 Lear Corp. company guaranty Ser. B, 7.96s, 2005                                       1,900,628
          3,830,000 Lear Corp. Structured Notes 8.46s, 2006 (issued by
                    STEERS Credit Linked Trust 2000) (acquired 5/17/01,
                    cost $3,830,000) (RES)                                                                3,748,613
          1,200,000 Motor Coach Industries bank term loan FRN Ser. B, 8.89s,
                    2006 (acquired various dates from 6/13/01 to 6/14/01
                    cost $951,362) (RES)                                                                    984,000
          3,770,000 Navistar International Corp. company guaranty Ser. B,
                    9 3/8s, 2006                                                                          3,939,650
          5,070,000 Navistar International Corp. sr. notes Ser. B, 8s, 2008                               4,917,900
            360,000 Northwest Airlines, Inc. company guaranty 8.52s, 2004                                   359,096
          3,150,000 Northwest Airlines, Inc. company guaranty 7 5/8s, 2005                                3,115,665
          6,415,000 Oxford Automotive, Inc. company guaranty Ser. D,
                    10 1/8s, 2007                                                                         3,720,700
          1,824,084 Pegasus Shipping company guaranty Ser. A, 11 7/8s,
                    2004 (In default) (NON)                                                                 547,225
          4,380,000 Railamerica Transportation Corp. company guaranty
                    12 7/8s, 2010                                                                         4,511,400
          2,410,000 Tenneco, Inc. company guaranty 11 5/8s, 2009 (Malaysia)                               1,156,800
          2,650,000 Transportation Manufacturing Operations, Inc. company
                    guaranty 11 1/4s, 2009                                                                1,192,500
          2,720,000 US Air, Inc. pass-through certificates Ser. 93A3, 10 3/8s, 2013                       2,380,000
            830,000 Venture Holdings Trust 144A sr. notes Ser. B, 9 1/2s, 2005                              688,900
                                                                                                      -------------
                                                                                                         85,951,853

Tobacco (0.2%)
-------------------------------------------------------------------------------------------------------------------
          3,900,000 North Atlantic Trading Co. company guaranty Ser. B,
                    11s, 2004                                                                             3,705,000

Utilities (4.5%)
-------------------------------------------------------------------------------------------------------------------
          1,370,000 AES Corp. (The) notes 8 3/4s, 2008                                                    1,370,000
          6,860,000 AES Corp. (The) sr. notes 8 7/8s, 2011                                                6,757,100
          5,900,000 AES Corp. sr. notes 9 3/8s, 2010                                                      6,077,000
          1,700,000 Azurix Corp. sr. notes Ser. B, 10 3/4s, 2010                                          1,802,000
          3,070,000 Azurix Corp. sr. notes Ser. B, 10 3/8s, 2007                                          3,177,450
          2,950,000 Calpine Canada Energy Finance company guaranty 8 1/2s,
                    2008 (Canada)                                                                         2,989,610
          2,210,000 Calpine Corp. sr. notes 10 1/2s, 2006                                                 2,298,400
            710,000 Calpine Corp. sr. notes 8 3/4s, 2007                                                    730,739
          4,220,000 Calpine Corp. sr. notes 8 1/2s, 2011                                                  4,287,942
          1,535,000 Calpine Corp. sr. notes 7 7/8s, 2008                                                  1,553,257
            155,000 Calpine Corp. sr. notes 7 3/4s, 2009                                                    151,004
          7,350,000 CMS Energy Corp. pass-through certificates 7s, 2005                                   7,246,365
            640,000 CMS Energy Corp. sr. notes 8.9s, 2008                                                   668,242
             90,000 CMS Energy Corp. sr. notes Ser. B, 6 3/4s, 2004                                          88,425
          1,730,000 Edison International notes 6 7/8s, 2004                                               1,453,200
          1,830,000 Edison Mission Energy 144A sr. notes 10s, 2008                                        1,869,931
          5,687,223 Luannan Energy Co. sec. notes 12 1/2s, 2002
                    (Cayman Islands) (FWC/WIS)                                                            2,843,611
            519,666 Luannan Energy Co. 144A sec. notes 12 1/2s, 2002
                    (Cayman Islands) (PIK)                                                                  259,833
          7,670,000 Midland Funding II Corp. deb. Ser. B, 13 1/4s, 2006                                   9,012,557
          3,450,000 Mission Energy Holding 144A sec. notes 13 1/2s, 2008                                  3,536,250
          3,223,482 Northeast Utilities notes Ser. A, 8.58s, 2006                                         3,380,239
          2,245,974 Northeast Utilities notes Ser. B, 8.38s, 2005                                         2,348,211
          1,840,000 Pacific Gas & Electric Co. 144A sr. notes 7 3/8s, 2005                                1,559,400
          4,780,000 Southern California Edison Co. notes 8.95s, 2003                                      4,074,950
          4,220,000 Tiverton/Rumford Power Associates, Ltd. 144A pass-through
                    certificates 9s, 2018                                                                 4,321,449
         10,822,000 York Power Funding 144A notes 12s, 2007 (Cayman Islands)                             11,038,440
                                                                                                     --------------
                                                                                                         84,895,605
                                                                                                     --------------
                    Total Corporate Bonds and Notes (cost $2,034,976,668)                            $1,574,724,405

PREFERRED STOCKS (5.6%) (a)
NUMBER OF SHARES                                                                                              VALUE
Capital Goods (0.1%)
-------------------------------------------------------------------------------------------------------------------
             12,000 Decrane Aircraft Holdings Co. $16.00 pfd. (PIK)                                  $    1,200,000

Broadcasting (1.1%)
-------------------------------------------------------------------------------------------------------------------
              8,682 Granite Broadcasting Corp. 12.75% cum. pfd. (PIK)                                     2,170,500
              2,044 Paxson Communications Corp. 13.25% cum. pfd. (PIK)                                   18,600,400
                                                                                                      -------------
                                                                                                         20,770,900

Cable Television (1.0%)
-------------------------------------------------------------------------------------------------------------------
            165,507 CSC Holdings, Inc. Ser. M, $11.125 cum. pfd. (PIK)                                   17,709,249
            392,000 Diva Systems Corp. Ser. C, 6.00% cum. pfd.                                            1,372,000
            876,252 Diva Systems Corp. Ser. D, zero % pfd.                                                3,066,882
                  3 Pegasus Satellite Ser. B, $12.75 cum. pfd. (PIK)                                          2,790
                                                                                                      -------------
                                                                                                         22,150,921

Commercial and Consumer Services (0.3%)
-------------------------------------------------------------------------------------------------------------------
            129,800 Brand Scaffold Services, Inc. 144A $3.625 pfd.                                        4,413,200

Communication Services (1.4%)
-------------------------------------------------------------------------------------------------------------------
                 80 Dobson Communications Corp. 13.00% pfd.                                                  74,400
              4,971 Dobson Communications Corp. 144A 12.25% pfd. (PIK)                                    4,548,465
             20,356 ICG Holdings, Inc. 144A 14.00% pfd. (Canada)
                    (In default) (NON) (PIK)                                                                    204
              9,739 Intermedia Communications, Inc. Ser. B, 13.50% pfd. (PIK)                            10,664,205
                361 Nextel Communications, Inc. Ser. D, 13.00% cum. pfd. (PIK)                              229,235
              5,538 Nextel Communications, Inc. 144A Ser. E, 11.125% pfd. (PIK)                           2,990,439
              6,507 Rural Cellular Corp. 12.25% pfd. (PIK)                                                5,596,338
                                                                                                      -------------
                                                                                                         24,103,286

Financial (1.4%)
-------------------------------------------------------------------------------------------------------------------
             68,024 Avecia Group PLC $4.00 pfd. (United Kingdom) (PIK)                                    1,768,624
          1,385,000 CSBI Capital Trust I 144A Ser. A, 11.75% pfd.                                         1,565,050
            328,000 California Federal Bancorp, Inc. Ser. A, $2.281 pfd.                                  8,452,560
            166,110 Chevy Chase Capital Corp. Ser. A, $5.188 pfd. (PIK)                                   9,385,215
             15,565 Chevy Chase Savings Bank, Inc. $3.25 pfd.                                               412,473
              3,620 First Republic Capital Corp. 144A 10.50% pfd.                                         3,312,300
                                                                                                      -------------
                                                                                                         24,896,222

Food (0.2%)
-------------------------------------------------------------------------------------------------------------------
            134,700 Doane Products Co. $7.125 pfd.                                                        4,041,000

Media (0.1%)
-------------------------------------------------------------------------------------------------------------------
             33,800 PRIMEDIA, Inc. Ser. F, $9.20 cum. pfd.                                                2,568,800

Retail (--%)
-------------------------------------------------------------------------------------------------------------------
            171,791 AmeriKing, Inc. $3.25 cum. pfd. (PIK)                                                     1,718

Tobacco (--%)
-------------------------------------------------------------------------------------------------------------------
             56,686 North Atlantic Trading Co. zero % pfd. (PIK)                                            793,604
                                                                                                     --------------
                    Total Preferred Stocks (cost $139,446,366)                                        $ 104,939,651

FOREIGN GOVERNMENT BONDS AND NOTES (2.1%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$         1,605,000 Argentina (Republic of) bonds Ser. 2018, 12 1/4s, 2018                            $     930,900
          1,170,000 Argentina (Republic of) bonds Ser. 2031, 12s, 2031                                      678,600
          1,705,000 Argentina (Republic of) unsub. 9 3/4s, 2027                                             946,275
          3,430,000 Argentina (Republic of) unsub. notes stepped-coupon
                    Ser. 2008, 7s (15 1/2s, 12/19/04), 2008 (STP)                                         2,238,075
          3,215,000 Brazil (Federal Republic of) bonds 12 1/4s, 2030                                      2,588,075
          3,585,000 Brazil (Federal Republic of) unsub. notes 11s, 2040                                   2,572,238
          2,825,000 Colombia (Republic of) bonds 11 3/4s, 2020                                            2,796,750
          4,015,000 Philippines (Republic of) notes 10 5/8s, 2025                                         3,558,495
          3,605,000 Russia (Federation of) unsub. 8 1/4s, 2010                                            2,820,913
         22,255,000 Russia (Federation of) unsub. stepped-coupon 5s
                    (7 1/2s, 3/31/07), 2030 (STP)                                                        10,600,057
          4,295,000 Russia (Federation of) bonds 12 3/4s, 2028                                            4,284,263
            555,000 Turkey (Republic of) bonds 11 3/4s, 2010                                                481,463
          1,670,000 United Mexican States bonds 11 3/8s, 2016                                             2,020,700
          3,435,000 Venezuela (Republic of) bonds 9 1/4s, 2027                                            2,366,028
                                                                                                     --------------
                    Total Foreign Government Bonds and Notes
                    (cost $38,616,070)                                                                $  38,882,832

COMMON STOCKS (1.7%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
              3,000 AmeriKing, Inc. (NON)                                                             $          30
            154,172 Aurora Foods, Inc. (NON)                                                                645,981
              6,570 Axia Holding, Inc. 144A (PIK)                                                            78,840
          1,663,636 Capstar Broadcasting 144A (NON)                                                       6,538,089
             96,272 Fitzgeralds Gaming Corp. (NON)                                                              963
             31,747 Imperial Credit Industries, Inc. (NON)                                                   26,350
            136,632 Intira Corp. (NON)                                                                           14
             26,776 MPower Holdings Corp. 144A (NON)                                                          8,568
              8,407 Premium Holdings (L.P.) 144A                                                            136,615
             11,857 PSF Holdings LLC Class A (NON) (AFF)                                                 19,327,040
                862 Quorum Broadcast Holdings, Inc. Class E                                                 861,561
                176 RCN Corp. (NON)                                                                             600
              2,340 RCN Corp. 144A (NON)                                                                         23
              5,084 RSL Communications, Ltd. Class A (NON)                                                       56
            423,323 Safety Components International, Inc. (NON)                                           3,069,092
            236,025 Specialty Foods Acquisition Corp. (NON)                                           $       2,360
             20,000 Wayland Investment Fund II (acquired 2/2/01,
                    cost $2,000,000) (RES)                                                                2,000,000
                                                                                                      -------------
                    Total Common Stocks (cost $52,802,894)                                            $  32,696,182

CONVERTIBLE BONDS AND NOTES (1.3%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$           730,000 American Tower Corp. cv. notes 5s, 2010                                           $     562,830
          4,305,000 Exide Corp. 144A cv. sr. sub. notes 2.9s, 2005                                        2,066,400
            415,000 Hexcel Corp. cv. sub. notes 7s, 2003                                                    386,469
         12,000,000 Micron Technology, Inc. cv. 6 1/2s, 2005                                             10,200,000
          5,480,000 Solectron Corp. cv. notes zero %, 2020                                                2,767,400
            740,000 Telewest Finance 144A cv. company guaranty 6s,
                    2005 (United Kingdom)                                                                   492,100
          5,335,000 Telewest Finance Corp. cv. sub. notes 6s, 2005
                    (United Kingdom)                                                                      3,547,775
          5,050,000 Total Renal Care Holdings, Inc. 144A cv. notes 7s, 2009                               4,829,063
                                                                                                      -------------
                    Total Convertible Bonds and Notes (cost $26,295,121)                              $  24,852,037

BRADY BONDS (1.1%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$         4,051,200 Argentina (Republic of) debs. FRB 5.563s, 2005                                    $   3,089,040
         12,166,331 Brazil (Federal Republic of) bonds 8s, 2014 (POR)                                     8,805,990
          5,870,000 Brazil (Federal Republic of) govt. guaranty FRB 5 1/2s, 2012                          3,888,875
          1,489,950 Bulgaria (Government of) deb. Ser. PDI, 4.563s, 2011                                  1,199,410
          1,080,000 Ecuador (Republic of) bonds stepped-coupon Ser. REGS,
                    5s (6s, 8/15/02), 2030 (STP)                                                            453,600
          2,325,000 Peru (Republic of) FLIRB 3 3/4s, 2017                                                 1,528,688
          2,476,160 Venezuela (Republic of) deb. Ser. DL, 4 3/4s, 2007                                    2,027,480
                                                                                                      -------------
                    Total Brady Bonds (cost $22,334,229)                                              $  20,993,083

CONVERTIBLE PREFERRED STOCKS (0.3%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
            376,096 Earthwatch, Inc. Ser. C, 8.50% cv. pfd. (PIK)                                     $       3,761
             15,600 Global Crossing, Ltd. 144A 7.00% cum. cv. pfd. (Bermuda)                                877,500
             14,200 Interact Systems, Inc. 144A 14.00% cv. pfd. (In default) (NON)                              142
             47,500 LTV Corp. (The) 144A $4.125 cv. pfd. (In default) (NON)                                 115,805
                522 Paxson Communications Corp. 144A 9.75% cv. pfd. (PIK)                                 4,593,600
             52,956 Penisula Gaming Partners 144A $7.14 cv. pfd.                                            317,735
             34,970 PSINet, Inc. 144A $3.50 cv. pfd.                                                          2,186
                811 World Access, Inc. 144A Ser. D, zero % cv. pfd.                                           4,055
             11,976 XCL, Ltd. 144A Ser. A, $9.50 cum. cv. pfd. (PIK)                                          5,988
                                                                                                      -------------
                    Total Convertible Preferred Stocks (cost $15,233,301)                             $   5,920,772

WARRANTS (0.3%) (a) (NON)                                                               EXPIRATION
NUMBER OF WARRANTS                                                                         DATE               VALUE
-------------------------------------------------------------------------------------------------------------------
              8,655 Asia Plup & Paper Co., Ltd. 144A                                      3/15/05     $          87
              6,820 Bestel S.A. de C.V. (Mexico)                                          5/15/05           818,400
              6,120 Birch Telecommunications, Inc. 144A (PIK)                             6/15/08               612
             45,271 CellNet Data Systems, Inc.                                            10/1/07                45
            130,000 CGA Group, Ltd. 144A                                                  2/11/07             1,300
              3,940 Colo.com, Inc. 144A                                                   3/15/10                39
                400 Cybernet Internet Services International, Inc. 144A                   7/1/09                  4
              5,350 Dayton Superior Corp.                                                 6/15/09           107,000
              2,640 Decrane Aircraft Holdings Co.                                         9/30/08                 3
                  1 Decrane Aircraft Holdings Co. Class B                                 6/30/10                 1
             94,234 Delta Financial Corp.                                                 12/21/10                9
              8,400 Destia Communications 144A                                            7/15/07                84
              8,465 Diva Systems Corp.                                                    5/15/06         2,116,250
             19,674 Diva Systems Corp. 144A                                               3/1/08             98,370
              6,135 Globalstar Telecommunications                                         2/15/04                61
              5,550 Horizon PCS, Inc.                                                     10/1/01           111,000
            251,394 ICG Communications, Inc.                                              10/15/05            2,514
            111,116 Imperial Credit Industries, Inc.                                      8/1/08             22,223
              7,540 Insilco Holding Co.                                                   8/15/08           301,600
             14,200 Interact Systems, Inc.                                                8/1/03                 14
             14,200 Interact Systems, Inc. 144A                                           12/15/09              142
            821,373 Intira Corp. Class B                                                  9/29/10                82
              5,490 Ipcs Inc. 144A                                                        7/15/10           329,400
             15,030 Iridium World Com 144A                                                7/15/05                 2
              3,150 IWO Holdings, Inc.                                                    1/15/11           220,500
              5,650 Jostens, Inc.                                                         5/1/10            113,706
             25,970 KMC Telecommunications Holdings, Inc. 144A                            4/15/08               260
             25,920 Knology Holdings                                                      10/22/07            1,296
              2,937 Leap Wireless International, Inc. 144A                                4/15/10           107,201
             41,270 McCaw International, Ltd.                                             4/15/07           701,590
              7,440 Mediq, Inc. 144A                                                      6/1/09                 74
              3,900 Metronet Communications 144A                                          8/15/07           273,000
                150 ONO Finance PLC 144A (United Kingdom)                                 2/15/11             7,500
             12,550 Orion Network Systems                                                 1/15/07               628
             72,220 Pagemart, Inc. 144A                                                   12/31/03              722
             12,480 Paxson Communications Corp. 144A                                      6/30/03            49,920
              2,310 Pliant Corp. 144A                                                     6/1/10              4,620
             11,495 Raintree Resort 144A                                                  12/1/04               115
              2,000 Signature Brands, Ltd.                                                8/15/02                 2
              6,640 Startec Global Communications Corp.                                   5/15/08               199
              6,375 Sterling Chemicals Holdings                                           8/15/08             3,634
              4,960 Telehub Communications Corp. 144A                                     7/31/05                 5
              3,030 Travel Centers of America                                             5/1/09                 30
              9,550 Ubiquitel, Inc. 144A                                                  4/15/10           382,000
             38,235 UIH Australia/Pacific, Inc. 144A                                      5/15/06               382
             99,620 USN Communications Inc.                                               8/15/04               100
              8,820 Veraldo Holdings, Inc. 144A                                           4/15/08             4,410
                170 Versatel Telecom NV (Netherlands)                                     5/15/08               170
              4,190 WAM!NET, Inc.                                                         3/1/05                 42
            402,760 Wright Medical Technology, Inc. 144A                                  6/30/03                 1
              6,270 XM Satellite Radio Holdings, Inc. 144A                                3/15/10             6,270
             50,000 ZSC Specialty Chemicals PLC 144A                                      6/30/11            81,250
             50,000 ZSC Specialty Chemicals PLC 144A                                      6/30/11            31,250
                                                                                                      -------------
                    Total Warrants (cost $11,616,655)                                                 $   5,900,119

UNITS (0.2%) (a)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
             21,510 Australis Media, Ltd. units 15 3/4s, 2003 (Australia)
                    (In default) (NON)                                                                $       2,151
         18,011,097 Contifinacial Corp. Liquidating Trust units 8 1/8s, 2031                              1,620,999
              1,860 Mikohn Gaming Corp. 144A units 11 7/8s, 2008                                          1,785,600
              2,845 XCL, Ltd. 144A units 13 1/2s, 2004 (In default) (NON)                                   853,500
             60,536 XCL, Ltd. 144A units 9.50% cum. cv. pfd. (PIK)                                           30,268
                                                                                                      -------------
                    Total Units (cost $50,017,057)                                                    $   4,292,518

SHORT-TERM INVESTMENTS (1.1%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$           143,961 Short-term investments held as collateral for loaned securities with yields ranging from 3.51% to 3.80%
                    and due dates from September 4, 2001 to
                    October 19, 2001 (d)                                                             $      143,650
         20,122,000 Interest in $650,000,000 joint repurchase agreement dated August 31, 2001 with Merrill Lynch, Pierce,
                    Fenner & Smith, Inc. due September 4, 2001 with
                    respect to various U.S. Government obligations --
                    maturity value of $20,130,228 for an effective yield of                              20,122,000
                                                                                                     --------------
                    Total Short-Term Investments (cost $20,265,650)                                  $   20,265,650
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $2,411,604,011) (b)                                      $1,833,467,249
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,882,103,506.

  (b) The aggregate identified cost on a tax basis is $2,419,961,680, resulting in gross unrealized appreciation and depreciation of $59,577,929 and $646,072,360, respectively, or net unrealized depreciation of $586,494,431.

  (d) See footnote H to financial statements.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at August 31, 2001 was $69,727,422 or 3.7% of net assets.

(STP) The interest or dividend rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin accruing interest or dividend income at this rate.

(POR) A portion of the income will be received in additional securities.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(AFF) Affilated Companies (Note 5).

(FWC/WIS) When-issued securities (Note 1)

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate
      Notes (FRN) are the current interest rates shown at August 31, 2001, which are subject to change based on the terms of the security.

------------------------------------------------------------------------------
Swap Contracts Outstanding at August 31, 2001

                          Notional      Termination       Unrealized
                           Amount          Date          Appreciation
------------------------------------------------------------------------------
Agreement with
Merrill Lynch
Capital Services,
Inc. dated May 5,
2000 to receive
semi-annually the
notional amount
multiplied by
11.3025% and pay
quarterly the
notional amount
multiplied by
three month LIBOR
adjusted by a
specified spread.        $1,500,000      April-05           $195,600

Agreement with
Merrill Lynch
Capital Services
dated April 27,
2001 to receive
semi-annually the
notional amount
multiplied by
6.74% and pay
quarterly the
notional amount
multiplied by
three month USD
LIBOR.                   44,500,000      Oct-05            3,862,600
------------------------------------------------------------------------------
                                                          $4,058,200
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
August 31, 2001
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $22,693 of securities on loan
(identified cost $2,411,604,011) (Note 1)                                    $1,833,467,249
-------------------------------------------------------------------------------------------
Cash                                                                              4,728,502
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                        43,915,913
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              777,274
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    8,102,010
-------------------------------------------------------------------------------------------
Receivable for open swap contracts                                                4,058,200
-------------------------------------------------------------------------------------------
Total assets                                                                  1,895,049,148

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  6,527,103
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        1,984,983
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      2,838,026
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          204,117
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                       166,306
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          4,300
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              912,328
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                                  143,650
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              164,829
-------------------------------------------------------------------------------------------
Total liabilities                                                                12,945,642
-------------------------------------------------------------------------------------------
Net assets                                                                   $1,882,103,506

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $3,272,489,482
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                       (19,625,440)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investment and
foreign currency transactions (Note 1)                                         (796,804,384)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies                                   (573,956,152)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                   $1,882,103,506

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,584,420,915 divided by 195,554,521 shares)                                        $8.10
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.10)*                                $8.50
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($274,501,419 divided by 34,003,605 shares)**                                         $8.07
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($8,601,453 divided by 1,061,302 shares)                                              $8.10
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.10)*                                $8.37
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($14,579,719 divided by 1,801,112 shares)                                             $8.09
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended August 31, 2001
Investment income:
-------------------------------------------------------------------------------------------
Interest                                                                       $238,219,962
-------------------------------------------------------------------------------------------
Dividends                                                                        16,379,582
-------------------------------------------------------------------------------------------
Securities lending                                                                      195
-------------------------------------------------------------------------------------------
Total investment income                                                         254,599,739

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                 12,057,126
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    1,883,923
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    51,283
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     22,034
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             4,309,820
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             3,131,913
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                46,328
-------------------------------------------------------------------------------------------
Other                                                                             1,177,138
-------------------------------------------------------------------------------------------
Total expenses                                                                   22,679,565
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (753,998)
-------------------------------------------------------------------------------------------
Net expenses                                                                     21,925,567
-------------------------------------------------------------------------------------------
Net investment income                                                           232,674,172
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                               (263,459,047)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                    (157,591)
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                          (6,719)
-------------------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                                      2,127,414
-------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and
liabilities in foreign currencies during the year                                   (11,311)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
swap contracts during the year                                                  (61,843,518)
-------------------------------------------------------------------------------------------
Net loss on investments                                                        (323,350,772)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                         $ (90,676,600)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                           Year ended August 31
                                                                 ---------------------------------
                                                                             2001             2000
--------------------------------------------------------------------------------------------------
Decrease in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                              $  232,674,172   $  289,988,410
--------------------------------------------------------------------------------------------------
Net realized loss on investments and
foreign currency transactions                                        (261,495,943)    (151,583,664)
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets
and liabilities in foreign currencies                                 (61,854,829)    (106,783,741)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                       (90,676,600)      31,621,005
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                           (197,293,441)    (237,628,746)
--------------------------------------------------------------------------------------------------
   Class B                                                            (33,812,946)     (49,056,663)
--------------------------------------------------------------------------------------------------
   Class M                                                             (1,039,171)      (1,306,211)
--------------------------------------------------------------------------------------------------
   Class Y                                                             (1,679,379)      (1,993,337)
--------------------------------------------------------------------------------------------------
  In excess of net investment income
   Class A                                                             (4,326,147)      (9,143,992)
--------------------------------------------------------------------------------------------------
   Class B                                                               (741,432)      (1,887,708)
--------------------------------------------------------------------------------------------------
   Class M                                                                (22,786)         (50,263)
--------------------------------------------------------------------------------------------------
   Class Y                                                                (36,825)         (76,704)
--------------------------------------------------------------------------------------------------
  From return of capital
   Class A                                                             (6,681,938)              --
--------------------------------------------------------------------------------------------------
   Class B                                                             (1,145,177)              --
--------------------------------------------------------------------------------------------------
   Class M                                                                (35,195)              --
--------------------------------------------------------------------------------------------------
   Class Y                                                                (56,877)              --
--------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                    (211,630,693)    (493,821,507)
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                         (549,178,607)    (763,344,126)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                   2,431,282,113    3,194,626,239
--------------------------------------------------------------------------------------------------
End of year (including distributions in excess
of net investment income of $19,625,440
and $13,728,622, respectively)                                     $1,882,103,506   $2,431,282,113
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended August 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.47       $10.46       $11.47       $12.89       $12.11
-----------------------------------------------------------------------------------------------------
Investment activities
-----------------------------------------------------------------------------------------------------
Net investment income                    .97(c)      1.05(c)      1.11(c)      1.22(c)      1.20
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.31)        (.95)        (.93)       (1.35)         .72
-----------------------------------------------------------------------------------------------------
Total from
investment operations                   (.34)         .10          .18         (.13)        1.92
-----------------------------------------------------------------------------------------------------
Less distributions
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.98)       (1.05)       (1.11)       (1.28)       (1.14)
-----------------------------------------------------------------------------------------------------
In excess of net
investment income                       (.02)        (.04)        (.02)        (.01)          --
-----------------------------------------------------------------------------------------------------
From return of capital                  (.03)          --         (.06)          --           --
-----------------------------------------------------------------------------------------------------
Total distributions                    (1.03)       (1.09)       (1.19)       (1.29)       (1.14)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.10        $9.47       $10.46       $11.47       $12.89
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (3.49)         .93         1.76        (1.75)       16.60
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,584,421   $2,022,516   $2,488,892   $2,821,513   $3,259,440
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .99          .96          .93          .95          .96
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              11.40        10.45        10.23         9.39         9.54
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 77.43        60.55        50.65        69.23       130.77
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended August 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.44       $10.42       $11.43       $12.84       $12.07
-----------------------------------------------------------------------------------------------------
Investment activities
-----------------------------------------------------------------------------------------------------
Net investment income                    .91(c)       .98(c)      1.04(c)      1.12(c)      1.10
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.31)        (.94)        (.95)       (1.34)         .72
-----------------------------------------------------------------------------------------------------
Total from
investment operations                   (.40)         .04          .09         (.22)        1.82
-----------------------------------------------------------------------------------------------------
Less distributions
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.92)        (.98)       (1.03)       (1.18)       (1.05)
-----------------------------------------------------------------------------------------------------
In excess of net
investment income                       (.02)        (.04)        (.02)        (.01)          --
-----------------------------------------------------------------------------------------------------
From return of capital                  (.03)          --         (.05)          --           --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.97)       (1.02)       (1.10)       (1.19)       (1.05)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.07        $9.44       $10.42       $11.43       $12.84
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (4.23)         .27          .99        (2.42)       15.71
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $274,501     $381,093     $669,009   $1,007,028   $1,226,880
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.74         1.71         1.68         1.70         1.71
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              10.67         9.72         9.53         8.64         8.79
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 77.43        60.55        50.65        69.23       130.77
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended August 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.47       $10.45       $11.47       $12.88       $12.10
-----------------------------------------------------------------------------------------------------
Investment activities
-----------------------------------------------------------------------------------------------------
Net investment income                    .95(c)      1.03(c)      1.09(c)      1.19(c)      1.16
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.31)        (.94)        (.95)       (1.34)         .73
-----------------------------------------------------------------------------------------------------
Total from
investment operations                   (.36)         .09          .14         (.15)        1.89
-----------------------------------------------------------------------------------------------------
Less distributions
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.96)       (1.03)       (1.08)       (1.25)       (1.11)
-----------------------------------------------------------------------------------------------------
In excess of net
investment income                       (.02)        (.04)        (.02)        (.01)          --
-----------------------------------------------------------------------------------------------------
From return of capital                  (.03)          --         (.06)          --           --
-----------------------------------------------------------------------------------------------------
Total distributions                    (1.01)       (1.07)       (1.16)       (1.26)       (1.11)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.10        $9.47       $10.45       $11.47       $12.88
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (3.76)         .78         1.42        (1.94)       16.33
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $8,601      $11,005      $15,264      $19,256      $24,382
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.24         1.21         1.18         1.20         1.21
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              11.15        10.21        10.00         9.10         9.29
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 77.43        60.55        50.65        69.23       130.77
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
---------------------------------------------------------------------------
                                                             For the period
Per-share                                                    Dec. 31, 1998+
operating performance                  Year ended August 31   to August 31
---------------------------------------------------------------------------
                                        2001         2000         1999
---------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.47       $10.46       $10.83
---------------------------------------------------------------------------
Investment activities
---------------------------------------------------------------------------
Net investment income (c)                .99         1.08          .77
---------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.31)        (.95)        (.35)
---------------------------------------------------------------------------
Total from
investment operations                   (.32)         .13          .42
---------------------------------------------------------------------------
Less distributions
---------------------------------------------------------------------------
From net
investment income                      (1.01)       (1.08)        (.74)
---------------------------------------------------------------------------
In excess of net
investment income                       (.02)        (.04)        (.01)
---------------------------------------------------------------------------
From return of capital                  (.03)          --         (.04)
---------------------------------------------------------------------------
Total distributions                    (1.06)       (1.12)        (.79)
---------------------------------------------------------------------------
Net asset value,
end of period                          $8.09        $9.47       $10.46
---------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (3.34)        1.17         3.92*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $14,580      $16,668      $21,461
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .74          .71          .46*
---------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              11.61        10.72         6.81*
---------------------------------------------------------------------------
Portfolio turnover (%)                 77.43        60.55        50.65
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



NOTES TO FINANCIAL STATEMENTS
August 31, 2001

Note 1
Significant accounting policies

Putnam High Yield Trust ("the fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income by investing primarily in high-yielding, lower-rated fixed-income securities.

The fund offers class A, class B, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

All discounts are accreted on a yield-to-maturity basis. Any premium resulting from the purchase of stepped-coupon bonds is amortized on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

G) Interest rate swap contracts The fund may engage in interest rate swap agreements, which are arrangements between two parties to exchange cash flows based on a notional principal amount. The fund may enter into interest rate swap agreements, to manage the funds exposure to interest rates. Interest rate swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments made or received are included as part of interest income. Payments received or made upon early termination are recorded as realized gain or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or that the counterparty may default on its obligation to perform.

H) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of Operations. At August 31, 2001, the value of securities loaned amounted to $22,693. The fund received cash collateral of $143,650 which is pooled with collateral of other Putnam funds into 40 issuers of high grade short-term investments.

I) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended August 31, 2001, the fund had no borrowings against the line of credit.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At August 31, 2001, the fund had a capital loss carryover of approximately $569,447,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
  $ 52,738,000    August 31, 2003
   111,093,000    August 31, 2007
   243,917,000    August 31. 2008
   161,699,000    August 31, 2009

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, defaulted bond interest, unrealized gains and losses on certain futures contracts and paydown gains and losses on mortgage-backed securities. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended August 31, 2001, the fund reclassified $381,137 to decrease distribution in excess of net investment income and $8,646,158 to decrease paid-in-capital, with an decrease to accumulated net realized losses of $8,265,021. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended August 31, 2001, the fund's expenses were reduced by $753,998 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,842 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments LLC and Putnam Retail Management GP, Inc, for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the year ended August 31, 2001, Putnam Retail Management, acting as underwriter received net commissions of $93,910 and $134 from the sale of class A and class M shares, respectively and $444,216 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended August 31, 2001, Putnam Retail Management, acting as underwriter received $6,435 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended August 31, 2001, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $1,526,931,492 and $1,728,109,618, respectively. Purchases and sales of U.S. government obligations aggregated $-- and $1,484,190, respectively.

Note 4
Capital shares

At August 31, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                Year ended August 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 17,175,417       $ 145,926,670
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               14,701,256         125,157,743
---------------------------------------------------------------------------
                                            31,876,673         271,084,413

Shares
repurchased                                (49,845,685)       (427,401,218)
---------------------------------------------------------------------------
Net decrease                               (17,969,012)      $(156,316,805)
---------------------------------------------------------------------------

                                                Year ended August 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 28,959,119       $ 292,522,648
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               13,482,041         134,644,573
---------------------------------------------------------------------------
                                            42,441,160         427,167,221

Shares
repurchased                                (66,880,825)       (673,689,629)
---------------------------------------------------------------------------
Net decrease                               (24,439,665)      $(246,522,408)
---------------------------------------------------------------------------

                                                Year ended August 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,618,491       $  30,639,892
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                2,125,071          18,041,877
---------------------------------------------------------------------------
                                             5,743,562          48,681,769

Shares
repurchased                                (12,113,377)       (103,329,997)
---------------------------------------------------------------------------
Net decrease                                (6,369,815)      $ (54,648,228)
---------------------------------------------------------------------------

                                                Year ended August 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,197,728       $  41,983,542
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                2,423,572          24,228,606
---------------------------------------------------------------------------
                                             6,621,300          66,212,148

Shares
repurchased                                (30,455,996)       (307,465,307)
---------------------------------------------------------------------------
Net decrease                               (23,834,696)      $(241,253,159)
---------------------------------------------------------------------------

                                                Year ended August 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    133,498         $ 1,131,241
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   85,393             727,494
---------------------------------------------------------------------------
                                               218,891           1,858,735

Shares
repurchased                                   (319,462)         (2,756,607)
---------------------------------------------------------------------------
Net decrease                                  (100,571)        $  (897,872)
---------------------------------------------------------------------------

                                                Year ended August 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    108,654         $ 1,099,289
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   92,316             925,533
---------------------------------------------------------------------------
                                               200,970           2,024,822

Shares
repurchased                                   (499,136)         (5,068,421)
---------------------------------------------------------------------------
Net decrease                                  (298,166)        $(3,043,599)
---------------------------------------------------------------------------

                                                Year ended August 31, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    410,188         $ 3,468,550
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  201,153           1,710,248
---------------------------------------------------------------------------
                                               611,341           5,178,798

Shares
repurchased                                   (569,682)         (4,946,586)
---------------------------------------------------------------------------
Net increase                                    41,659         $   232,212
---------------------------------------------------------------------------

                                                Year ended August 31, 2000
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    155,805         $ 1,776,504
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  224,920           2,070,041
---------------------------------------------------------------------------
                                               380,725           3,846,545

Shares
repurchased                                   (673,188)         (6,848,886)
---------------------------------------------------------------------------
Net decrease                                  (292,463)        $(3,002,341)
---------------------------------------------------------------------------

Note 5
Transactions with affiliated issuers

Transactions during the year with companies in which the fund owns at least 5% of the voting securities were as follows:


                           Purchase      Sales    Dividend       Market
Affiliates                   Cost         Cost     Income        Value
---------------------------------------------------------------------------
PSF Holdings LLC Class A     $--          $--       $--       $19,327,040
---------------------------------------------------------------------------

Note 6
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle will not be material to the financial statements.


FEDERAL TAX INFORMATION
(Unaudited)

For the year ended 2001, a portion of the fund's distribution represents a return of capital and is therefore not taxable to shareholders.

The Form 1099 you receive in January 2002 will show the tax status of all distributions paid to your account in calendar 2001.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Kevin A. Cronin
Vice President

Stephen C. Peacher
Vice President

Rosemary H. Thomsen
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam High Yield Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN034-75502  014/324/2AC  10/01


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam High Yield Trust
Supplement to annual Report dated 8/31/01

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
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Total return for periods ended 8/31/01

                                                         NAV
1 year                                                 -3.34%
5 years                                                14.17%
Annual average                                          2.69%
10 years                                              106.79%
Annual average                                          7.54%
Life of fund (since class A inception, 2/14/78)       701.00%
Annual average                                          9.24%

Share value:                                             NAV
8/31/00                                                 $9.47
8/31/01                                                 $8.09
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Distributions:   No.   Income   Capital gains    Return of Capital     Total
                 12    $1.050       $0.000            $0.0060         $1.056
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Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.